Exhibit 10.2
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER
               THIS AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of November 5, 2009, is entered into by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes a party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”) in light of the following:
W I T N E S S E T H
               WHEREAS, Parent, Borrowers, Lenders, Agent, BANK OF AMERICA, N.A., as syndication agent, and BANC OF AMERICA SECURITIES LLC, as a joint lead arranger are parties to that certain Credit Agreement, dated as of June 30, 2009 (as amended, restated, supplemented, or otherwise modified through the date hereof, the “Credit Agreement”);
               WHEREAS, Borrowers have informed Agent that (i) Robert Y. Greenberg, a Permitted Holder, has entered into The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009 (the “Robert Greenberg Trust”), by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee (the “Trustee of the Robert Greenberg Trust”) and, in connection therewith, has transferred 2.5 million Class B shares of the Stock of Parent to the Robert Greenberg Trust and (ii) M. Susan Greenberg, a Permitted Holder, has entered into The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009 (the “Susan Greenberg Trust”; and together with the Robert Greenberg Trust, collectively, the “Trusts”), by and among M. Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee (the “Trustee of the Susan Greenberg Trust”; the Trustee of the Susan Greenberg Trust and the Trustee of the Robert Greenberg Trust, referred to collectively as the “Trustee”) and, in connection therewith, has transferred 2.5 million Class B shares of the Stock of Parent to the Susan Greenberg Trust;
               WHEREAS, the Trusts do not constitute “Family Trusts” as defined in Schedule P-1 to the Credit Agreement;
               WHEREAS, (i) as a result of the transfer of the Class B shares of the Stock of Parent to the Trusts, the Permitted Holders own and control approximately 48.1% of the Stock of Parent having the right to vote for the election of members of the Board of Directors, (ii) pursuant to the terms and conditions of the Robert Greenberg Trust and the Susan Greenberg Trust, the Trustee is the beneficial owner of approximately 30.5% of the Stock of Parent having the right to vote for the election of members of the Board of Directors, and (iii) in light of clauses (i) and (ii) of this recital, a Change of Control has occurred under the Credit Agreement (the “Designated Change of Control”);
               WHEREAS, the occurrence of the Designated Change of Control constitutes an Event of Default pursuant to Section 6.8 of the Credit Agreement (the “Designated Event of Default”);
               WHEREAS, Borrowers have requested that Agent and Lenders (i) make certain amendments to the Credit Agreement and (ii) waive the Designated Event of Default; and

               WHEREAS, upon the terms and conditions set forth herein, Agent and the undersigned Lenders are willing to accommodate Borrowers’ requests.
               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended hereby.
     2. Amendments to Credit Agreement.
          (a) Schedule 1.1 of the Credit Agreement is hereby amended and modified by amending and restating or adding (as applicable) the following definitions in the appropriate alphabetical order:
               “Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing Date if such individual was approved, appointed or nominated for election to the Board of Directors by either (i) the Permitted Holders (other than any trust or estate planning vehicle pursuant to clause (b) or (c) of the definition of Family Trust) or (ii) a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.
               “Family Member” has the meaning specified therefor in Schedule P-1.
               “Family Trusts” has the meaning specified therefor in Schedule P-1.
               “First Amendment” means that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009, by and among the Borrowers, Agent, and the Lenders signatory thereto.
               “Non-Qualified Family Trust” has the meaning specified therefor in Section 5.17 of the Agreement.
               “Robert Greenberg Trust Agreement” has the meaning specified therefor in the definition of Family Trusts.
               “Susan Greenberg Trust Agreement” has the meaning specified therefor in the definition of Family Trusts.
               “Trust Agreements” and “Trust Agreement” have the respective meanings specified therefor in the definition of Family Trusts.
          (b) Section 5 of the Credit Agreement is hereby amended and modified by adding a new Section 5.17 following Section 5.16 therein as follows:
               “5.17 Trusts. In the event that any trust or other estate planning vehicle is established for the benefit of Robert Greenberg or any Family Member of Robert Greenberg on or after the date of the First Amendment, which trust or other estate planning vehicle does not constitute a Family Trust solely because Robert Greenberg or a Family Member of Robert Greenberg does not serve as trustee or a similar capacity therefor (a “Non-Qualified Family Trust”), Borrower shall provide Agent with not less than 5 Business Days prior written notice before (a) the establishment of any such Non-Qualified Family Trust that, at the time of its creation, will hold 250,000 or more shares of the Stock of Parent and (b) the transfer or contribution (whether in one transfer or contribution or a series of related transfers or contributions) of 250,000 or more shares of the Stock of Parent to any such Non-Qualified Family Trust, in each case, together with copies of the applicable trust agreement or estate planning vehicle agreement relating to such Non-Qualified Family Trust.”
          (c) Section 8.2 of the Credit Agreement is hereby amended and modified by amending and restating Section 8.2(a) in its entirety as follows:
               “(a) fails to perform or observe any covenant or other agreement contained in any of (i) Sections 3.6, 5.1, 5.2 (other than with respect to any of clauses (a) through (r) of Schedule 5.2), 5.3 (solely if any Borrower is not in good standing in its jurisdiction of organization), 5.6, 5.7 (solely if Borrowers refuse to allow Agent or its representatives or agents to visit Borrowers’ properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss Borrowers’ affairs, finances, and accounts with officers and employees of Borrowers), 5.10, 5.11, 5.14, or 5.17 of this Agreement, (ii) Sections 6.1 through 6.16 of this Agreement, (iii) Section 7 of this Agreement, or (iv) Section 6 of the Security Agreement;”
          (d) Section 15.1 of the Credit Agreement is hereby amended and modified by amending and restating the first four sentences appearing therein in their entirety as follows:
               “15.1 Appointment and Authorization of Agent. Each Lender hereby designates and appoints WFF as its agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as agent for and on behalf of the Lenders (and the Bank Product Providers) on the conditions contained in this Section 15. The provisions of this Section 15 are solely for the benefit of Agent and the Lenders, and Parent and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Loan Documents, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender (or Bank Product Provider), and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement or the other Loan Documents with reference to Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only a representative relationship between independent contracting parties. Each Lender hereby further authorizes (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent to act as the secured party under each of the Loan Documents that create a Lien on any item of Collateral.”
          (e) Section 15.3 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “the Lenders” appearing therein.
          (f) Section 15.4 of the Credit Agreement is hereby amended and modified by (1) inserting “(and, if it so elects, the Bank Product Providers)” after the phrase “If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders” and (b) inserting “(and Bank Product Providers)” after “the Lenders” in the last sentence appearing therein.
          (g) Section 15.6 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.6 Credit Decision. Each Lender (and Bank Product Provider) acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Parent and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender (or Bank Product Provider). Each Lender represents (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to represent) to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such due diligence, documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrowers. Each Lender also represents (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to represent) that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrowers or any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender (or Bank Product Provider) with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrowers or any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons. Each Lender acknowledges (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that Agent does not have any duty or responsibility, either initially or on a continuing basis (except to the extent, if any, that is expressly specified herein) to provide such Lender (or Bank Product Provider) with any credit or other information with respect to Borrowers, its Affiliates or any of their respective business, legal, financial or other affairs, and irrespective of whether such information came into Agent’s or its Affiliates’ or representatives’ possession before or after the date on which such Lender became a party to this Agreement (or such Bank Product Provider entered into a Bank Product Agreement).”
          (h) Section 15.7 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “Agent is authorized and directed to deduct and retain sufficient amounts from the Collections of Parent and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders” appearing therein.
          (i) Section 15.8 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.8 Agent in Individual Capacity. WFF and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Document as though WFF were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, WFF or its Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders (or Bank Product Providers), and the Lenders acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms “Lender” and “Lenders” include WFF in its individual capacity.”
          (j) Section 15.9 of the Credit Agreement is hereby amended and modified by amending and restating the first three sentences appearing therein in their entirety as follows:
               “15.9 Successor Agent. Agent may resign as Agent upon 30 days prior written notice to the Lenders (unless such notice is waived by the Required Lenders) and Borrowers (unless such notice is waived by Borrowers) and without any notice to the Bank Product Providers. If Agent resigns under this Agreement, the Required Lenders shall be entitled to, with (so long as no Event of Default has occurred and is continuing) the consent of Borrowers (such consent not to be unreasonably withheld, delayed, or conditioned), appoint a successor Agent for the Lenders (and the Bank Product Providers). If, at the time that Agent’s resignation is effective, it is acting as an Issuing Lender or the Swing Lender, such resignation shall also operate to effectuate its resignation as an Issuing Lender or the Swing Lender, as applicable, and it shall automatically be relieved of any further obligation to issue Letters of Credit, to cause the Underlying Issuer to issue Letters of Credit, or to make Swing Loans.”
          (k) Section 15.10 of the Credit Agreement is hereby amended and modified by amending and restating clause (a) of such section in its entirety as follows:
               “(a) Any Lender and its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, provide Bank Products to, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Parent and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group (or the Bank Product Providers). The other members of the Lender Group acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Parent or its Affiliates or any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Parent or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to acknowledge) that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.”
          (l) Section 15.11 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.11 Collateral Matters.
                    (a) The Lenders hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent to release any Lien on any Collateral or otherwise consent to the disposition thereof free of the Lien created by the Loan Documents (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Obligations, (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrowers certify to Agent that the sale or disposition is permitted under Section 6.4 or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Parent or its Subsidiaries owned no interest at the time Agent’s Lien was granted nor at any time thereafter, or (iv) constituting property leased to Parent or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. The Lenders hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent, based upon the instruction of the Required Lenders, to credit bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted by Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code, any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, or at any other sale or foreclosure conducted by Agent (whether by judicial action or otherwise) in accordance with applicable law. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of Collateral having an aggregate book value in excess of $75,000,000 during any calendar year, all of the Lenders (without requiring the authorization of the Bank Product Providers), or (z) otherwise, the Required Lenders (without requiring the authorization of the Bank Product Providers); provided, however, that nothing in clause (y) of this sentence shall be deemed to restrict or limit the enforcement rights or remedies of Agent with respect to the Collateral under this Agreement or any other Loan Document that arise as a result of an Event of Default. Upon request by Agent or Borrowers at any time, the Lenders will (and if so requested, the Bank Product Providers will) confirm in writing Agent’s authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.11; provided, however, that (1) Agent shall not be required to execute any document necessary to evidence such release on terms that, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrowers in respect of) all interests retained by Borrowers, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral. The Lenders further hereby irrevocably authorize (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to authorize) Agent, at its option and in its sole discretion, to subordinate any Lien granted to or held by Agent under any Loan Document to the holder of any Permitted Lien on such property if such Permitted Lien secures Permitted Purchase Money Indebtedness.
                    (b) Agent shall have no obligation whatsoever to any of the Lenders (or the Bank Product Providers) to assure that the Collateral exists or is owned by Parent or its Subsidiaries or is cared for, protected, or insured or has been encumbered, or that Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent’s own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender (or Bank Product Provider) as to any of the foregoing, except as otherwise provided herein.”
          (m) Section 15.13 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.13 Agency for Perfection. Agent hereby appoints each other Lender (and each Bank Product Provider) as its agent (and each Lender hereby accepts (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to accept) such appointment) for the purpose of perfecting Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent’s instructions.”
          (n) Section 15.14 of the Credit Agreement is hereby amended and modified by inserting “(or Bank Product Providers)” after “the Lenders” appearing therein:
          (o) Section 15.15 of the Credit Agreement is hereby amended and modified by amending and restating such section in its entirety as follows:
               “15.15 Concerning the Collateral and Related Loan Documents. Each member of the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees (and by its acceptance of the benefits of the Loan Documents, each Bank Product Provider shall be deemed to agree) that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders (and such Bank Product Provider).”
          (p) Schedule P-1 to the Credit Agreement is hereby amended in its entirety and replaced with Schedule P-1 attached hereto as Exhibit B.
     3. Waiver of Designated Event of Default. Anything in the Credit Agreement to the contrary notwithstanding, and subject to the satisfaction or waiver of the conditions precedent set forth in Section 4 hereof, Agent and Lenders hereby (i) waive the Designated Event of Default; provided, however, nothing herein, nor any communications among Parent, any Borrower, any Guarantor, Agent, or any Lender, shall be deemed a waiver with respect to any Events of Default, other than the Designated Event of Default, or any future failure of Parent, any Borrower or any Guarantor to comply fully with any provision of the Credit Agreement or any provision of any other Loan Document, and in no event shall this waiver be deemed to be a waiver of enforcement of any of Agent’s or Lenders’ rights or remedies under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement, with respect to any other Defaults or Events of Default now existing or hereafter arising. Except as expressly provided herein, Agent and each Lender hereby reserves and preserves all of its rights and remedies against Parent, any Borrower and any Guarantor under the Credit Agreement and the other Loan Documents, at law (including under the Code), in equity, or otherwise including, without limitation, the right to declare all Obligations immediately due and payable pursuant to Section 9.1 of the Credit Agreement.
     4. Conditions Precedent to Amendment. The satisfaction or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment:
          (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
          (b) Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized official of each Guarantor.
          (c) Agent shall have received copies of The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, and The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among M.

Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, and any other documents executed in connection therewith, duly executed and delivered by each party thereto, as in effect on November 5, 2009, which documents shall be in full force and effect and shall in the forms attached as Exhibit C hereto.
          (d) After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Agent, or any Lender.
          (f) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
     5. Representations and Warranties. Each of Parent and each Borrower hereby represents and warrants to Agent and the Lenders as follows:
          (a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business in all material respects as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.
          (b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action on the part of such Borrower or Parent, as the case may be and (ii) do not and will not (A) violate any material provision of federal, state or local law or regulation applicable to it or its Subsidiaries, the Governing Documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Borrower or any Guarantor, other than Permitted Liens, or (D) require any approval of any Borrower’s or any Guarantor’s interestholders or any approval or consent of any Person under any Material Contract of any Borrower or any Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.
          (c) No registration with, consent, or approval of, or notice to, or other action by, any Governmental Authority, other than registrations, consents approvals, notices, or other actions that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to Agent for filing or recordation, as of the Closing Date, is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.
          (d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
          (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Borrower, any Guarantor, or any member of the Lender Group.
          (f) No Default or Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment, and no condition exists which constitutes a Default or an Event of Default.
          (g) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true, correct, and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          (h) This Amendment has been entered into without force or duress, of the free will of each of Parent and each Borrower, and the decision of each of Parent and each Borrower to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
          (i) It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.
     6. Release by Each Borrower and Each Guarantor.
          (a) Effective on the date hereof, each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any member of the Lenders would be liable if such persons or entities were found to be liable to such Borrower or such Guarantor (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims (provided that, future claims are hereby waived, released, remised and forever discharged solely to the extent such future claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment), suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Borrower or such Guarantor ever had from the beginning of the world, now has, or might hereafter (provided, that, claims that might arise hereafter are hereby waived, released, remised and forever discharged solely to the extent such claims relate, directly or indirectly, to acts or omissions that occurred on or prior to the date of this Amendment) have against any such Releasee which relates, directly or indirectly, to any acts or omissions of any such Releasee that occurred on or prior to the date of this Amendment, which relate directly or indirectly, to the Credit Agreement, any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents. As to each and every Claim released hereunder, each Borrower and each Guarantor hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:
               “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
               As to each and every Claim released hereunder, each Borrower and each Guarantor also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto.
               Each Borrower and each Guarantor acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Borrower and each Guarantor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
          (b) Each Borrower and each Guarantor, for itself and on behalf of its successors and assigns, and any Person acting for or on behalf of, or claiming through it, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Person pursuant to the above release. Each Borrower and each Guarantor further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If each Borrower and each Guarantor or any of its respective successors, assigns, or officers, directors, employees, agents or attorneys, or any Person acting for or on behalf of, or claiming through it violate the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Releasee as a result of such violation.
     7. Choice of Law. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 7.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     8. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification is made in accordance with the terms and provisions of Section 14.1 of the Credit Agreement.
     9. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
     10. Expenses. Each Borrower shall pay to the Agent and the Lenders all costs, all out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment any documents and instruments relating thereto. In addition thereto, each Borrower agrees to reimburse Agent and the Lenders on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent or any Lender).
     11. Effect on Loan Documents.
               (a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents (except as expressly stated herein), and shall not operate as a consent to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver (except as expressly stated herein) of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments and waivers set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default (other than the Designated Event of Default). To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
          (b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
          (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
          (d) This Amendment is a Loan Document.
          (e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.
     12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
     13. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
     14. Reaffirmation of Obligations. Each of Parent and each Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Each of Parent and each Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof.

     15. Ratification. Each of Parent and each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.
     16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

SKECHERS U.S.A., INC., a Delaware corporation, as Parent and as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Operating Officer

SKECHERS U.S.A., INC. II, a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Financial Officer

SKECHERS BY MAIL, INC., a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Financial Officer

310 GLOBAL BRANDS, INC., a Delaware corporation, as a Borrower
By:	/s/ DAVID WEINBERG
	Name:	David Weinberg
	Title:	Chief Executive Officer

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as Agent and as a Lender
By:	/s/ RINA SHINODA
	Name:	Rina Shinoda
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

BANK OF AMERICA, N.A., as a Lender
By:	/s/ STEPHEN KING
	Name:	Stephen King
	Title:	Senior Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

PNC BANK, N.A., as a Lender
By:	/s/ Robin L. Arriola
	Name:	Robin L. Arriola
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

UNION BANK, N.A., as a Lender
By:	/s/ PETER EHLINGER
	Name:	Peter Ehlinger
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

HSBC BUSINESS CREDIT (USA) INC., as a Lender
By:	/s/ KYSHA A. PIERRE-LOUIS
	Name:	Kysha A. Pierre-Louis
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

CIT BANK, as a Lender
By:	/s/ BENJAMIN HASLAM
	Name:	Benjamin Haslam
	Title:	Authorized Signatory

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

CAPITAL ONE LEVERAGE FINANCE CORPORATION, as a Lender
By:	/s/ ARI KAPLAN
	Name:	Ari Kaplan
	Title:	Senior Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ WAYNE G. ELLIOTT
	Name:	Wayne Glen Elliott
	Title:	Vice President

[Signature Page to Amendment Number One to Credit Agreement and Waiver]

EXHIBIT A
REAFFIRMATION AND CONSENT
               All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Credit Agreement dated as of June 30, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among SKECHERS U.S.A., INC., a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent and each other Subsidiary that becomes and party thereto after the date thereof in accordance with the terms thereof, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, LLC, a Delaware limited liability company, as a joint lead arranger and as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), BANK OF AMERICA, N.A. (“BOA”), as syndication agent, and BANC OF AMERICA SECURITIES LLC (“BOAS”), as a joint lead arranger, as amended by that certain Amendment Number One to Credit Agreement and Waiver, dated as of November 5, 2009 (the “Amendment”), by and among the Borrowers, the Lenders signatory thereto, and Agent. The undersigned Guarantors each hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) do not and will not violate of any material provisions of federal, state, or local law or regulation applicable to it or its Subsidiaries or of the terms of its Governing Documents, or any order, judgment, or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (iv) do not and will not in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Guarantor except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Change, (v) do not and will not result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Guarantor, other than Permitted Liens, and (vi) do not and will not require any approval of its interestholders or any approval or consent of any Person under any Material Contract of such Guarantor, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Change; (b) consents to the amendment of the Credit Agreement as set forth in the Amendment and any waivers granted therein, including, without limitation, and agrees to the terms of the release granted in Section 6 thereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Document to which it is a party; (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect; and (e) ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of the Lender Group and the Bank Product Providers, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain Collateral for such obligations from and after the date hereof. Although each of the undersigned has been informed of the matters set forth herein and in the Amendment and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent.
               This Reaffirmation and Consent is a Loan Document.
               THE VALIDITY OF THIS REAFFIRMATION AND CONSENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[signature page follows]

               IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

SKECHERS COLLECTION, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

SKECHERS SPORT, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

DUNCAN INVESTMENTS, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

SEPULVEDA BLVD. PROPERTIES, LLC, a California limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER]

SKX ILLINOIS, LLC, an Illinois limited liability company By: SKECHERS U.S.A., INC., its sole member and manager
By:
Name:
Title:

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO
AMENDMENT NUMBER ONE TO CREDIT AGREEMENT AND WAIVER]

EXHIBIT B
Schedule P-1
Permitted Holder means Robert Greenberg and any of his Affiliates, Family Members, Family Trusts and any Family Trust of a Family Member of Robert Greenberg.
For purposes of this Schedule, “Family Member” means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual and “Family Trusts” means, (a) with respect to any individual, trusts or other estate planning vehicles established for the benefit of such individual or Family Members of such individual and in respect of which such individual or a Family Member of such individual serves as trustee or in a similar capacity, (b) with respect to Robert Y. Greenberg, The Robert Y. Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among Robert Y. Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, as in effect on November 5, 2009 in the form attached as Exhibit C to the First Amendment (the “Robert Greenberg Trust Agreement”), and (c) with respect to M. Susan Greenberg, The M. Susan Greenberg 2009 Annuity Trust, executed on September 14, 2009, by and among M. Susan Greenberg, as the settler, and Gil N. Schwartzberg, as the trustee, as in effect on November 5, 2009 in the form attached as Exhibit C to the First Amendment (the “Susan Greenberg Trust Agreement,”, and together with the Robert Greenberg Trust Agreement, each a “Trust Agreement” and collectively, the “Trust Agreements”).

EXHIBIT C
THE ROBERT Y. GREENBERG 2009 ANNUITY TRUST
ARTICLE 1
INTRODUCTION
1.1.	Creation Of Trust
          ROBERT Y. GREENBERG, who is referred to herein as the “Settlor,” declares that he has transferred and delivered to GIL N. SCHWARTZBERG, who is referred to herein as the “Trustee,” in trust, the property described in Exhibit “A” hereto and such other property as may be subject to this document. As a matter of convenience, all property at any time subject to this document is collectively referred to as the “trust estate.” No consideration was or will be given by the Trustee to the Settlor for the transfer to the Trustee of any of the trust estate. The Trustee accepts such title to the trust estate as transferred to him without liability or responsibility for the conditions or validity of the title. The Trustee acknowledges that the trust estate has been or will be transferred to the Trustee, as a gift irrevocably in trust, solely for the uses and purposes provided in this document.
1.2.	Name Of Document
          This document shall be known as THE ROBERT Y. GREENBERG 2009 ANNUITY TRUST. As a matter of convenience, a trust created hereunder is sometimes referred to in this document by reference to the tax election(s) made with respect to such trust and/or the name of its Income Beneficiaries.
1.3.	Irrevocability Of Trust
          Except as specifically provided to the contrary in this document, this document and the trusts established hereunder are irrevocable and may not be altered or amended.
1.4.	Rules Of Construction
          All provisions of this document shall be interpreted, applied and construed in accordance with the definitions set forth in Article 6.
ARTICLE 2
DISTRIBUTION OF TRUST ESTATE
2.1.	Qualified Annuity Trust
          It is the Settlor’s intention that this instrument create a Qualified Annuity Trust during the Fixed Term of the Settlor’s interest and that the Settlor’s interest in the trust constitute a “Qualified Annuity Interest” within the meaning of Section 25.2702-3 of the

Treasury Regulations. Therefore, all provisions of this instrument shall be interpreted and limited accordingly, and the Trustee shall not take any action nor have any power which would impair the ability of this trust so to qualify. Should any provision of this document be in conflict with the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued, dealing with Qualified Annuity Interests, such provisions shall be deemed to override and supersede the conflicting provisions herein. If the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued, require that a Qualified Annuity Trust contain provisions that are not expressly set forth herein, such provisions shall be incorporated herein by reference as if set forth in full as of the date of execution hereof. Unless prohibited by the by the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, the Trustee shall have the power, acting alone, to amend the provisions of this document in any manner required for the sole purpose of ensuring that the annuity trust established hereunder qualifies and continues to qualify as a Qualified Annuity Trust. The Trustee may exercise such power either by a duly acknowledged written instrument executed by the Trustee and delivered to all beneficiaries living at the date of such amendment, or by petitioning any court which may acquire jurisdiction over this document to have the provisions hereof reformed accordingly. The Trustee is further authorized to enter into any and all agreements with the Internal Revenue Service or any other governmental body or official or to execute, from time to time, any agreements, declarations of policy or disclaimers that may be required in order for this trust to qualify as a Qualified Annuity Trust.
2.2.	Fixed Term Of The Settlor’s Interest
          The Fixed Term of the Settlor’s interest means a period of two (2) years, commencing with the date of execution of this document.
2.3.	Administration Until Expiration Of Fixed Term Or Settlor’s Death
     Until the expiration of the Fixed Term of the Settlor’s interest, the trust estate shall be held, administered and distributed as provided in this Paragraph 2.3.
2.3.a.	Annuity Amount
               The annuity amount for the first annuity payment shall be an amount equal to 47.85834% of the value of the Initial Value, as defined in Paragraph 2.3.e., and the annuity amount for the second annuity payment shall be an amount equal to 57.43% of the Initial Value. Each of the two annuity payments is referred to herein as an “Annuity Amount.”

2.3.b. Payments Of Annuity Amount From Trust Estate
          The Trustee shall pay the Annuity Amount for each taxable year of this trust to ROBERT Y. GREENBERG’S SEPARATE PROPERTY TRUST under THE GREENBERG FAMILY TRUST for the Settlor’s benefit; provided, however, that the Settlor may at any time direct that the Annuity Amount be paid to the Settlor, his estate or another trust revocable by the Settlor. The recipient of the Annuity Amount is hereinafter referred to as the “Payee.” Each Annuity Amount shall be paid in a single installment annually on the calendar month and day immediately preceding the calendar month and day on which this document is executed, first from the net income of the trust and, to the extent such income is insufficient, then from principal.
2.3.c.	No Payment Of Annuity Amount By Note Or Debt Instrument
               Each Annuity Amount may be paid in cash or in kind, but shall not be paid by means of a note, other debt instrument, option or other similar financial arrangement.
2.3.d.	Late Payments
               The right to receive payments pursuant to Paragraph 2.3.b. shall begin on the date of execution of this document. The Annuity Amount payable under Paragraph 2.3.b. for any taxable year may be paid after the close of the taxable year, provided the payment is made no later than the date by which the Trustee is required to file the federal income tax return of the trust for the taxable year (without regard to extensions).
2.3.e.	Incorrect Valuation
               For purposes of determining the Annuity Amounts, the “Initial Value” shall equal the value of the property transferred by the Settlor to the Trustee as finally determined for federal gift tax purposes. If the value of any property or interest is incorrectly determined, then within a reasonable period after such value is finally determined for federal gift tax purposes, the Trustee shall pay to (in the case of an undervaluation) the Payee or shall receive from (in the case of an overvaluation) the Payee, as the case may be, an amount equal to the difference between the Annuity Amounts properly payable and the Annuity Amounts actually paid to the Payee. Any such payment shall bear interest at such rate and in such manner as may be required by the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, as now in effect or as subsequently issued from time to time.
2.3.f.	Short Taxable Year
               The Trustee shall prorate the Annuity Amount on a daily basis for a short first taxable year and for the short taxable year during which the payment of the Annuity

Amount terminates. In the case of a taxable year which is for a period of less than twelve (12) full months, other than the last taxable year of the trust, the Annuity Amount shall be the amount otherwise determined multiplied by a fraction, the numerator of which is the number of days in the taxable year of the trust, and the denominator of which is 365 (or 366 if a leap year). If the last taxable year of the trust is less than twelve (12) full months, the Annuity Amount shall be the amount otherwise determined multiplied by a fraction, the numerator of which is the number of days in the period beginning on the first day of such taxable year and ending on the day the trust terminates, and the denominator of which is 365 (or 366 if a leap year).
2.3.g.	Additional Contributions Prohibited
               No additional contributions may be made to this trust.
2.3.h.	No Distributions Other Than Annuity Amount
               During the Fixed Term of the Settlor’s interest, no distribution may be made from this trust to or for the benefit of any person or entity, except for the payment of the Annuity Amounts to the Payee; provided, however, that this sentence shall not be construed as preventing the payment of expenses properly chargeable to this trust.
2.3.i.	Term Of The Qualified Annuity Interest
               The term of the Settlor’s Qualified Annuity Interest shall terminate upon the expiration of the Fixed Term of the Settlor’s interest.
2.3.j.	No Commutation
               The Qualified Annuity Interest shall not be subject to commutation.
2.4.	Distribution Of Trust Estate Upon Expiration Of Fixed Term
          Upon the expiration of the Fixed Term of the Settlor’s interest, the remaining balance of the trust estate shall be divided into as many equal shares as are necessary to make the following distributions:
2.4.a.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such

*	Confidential Portions Omitted and Filed Separately with the Commission.

trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.4.b.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.4.c.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.4.d.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.4.e.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of her issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for her benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among her issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.

*	Confidential Portions Omitted and Filed Separately with the Commission.

2.4.f.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, one (1) share shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.4.g.	Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, one (1) share shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
2.5.	Administration Of Trusts For Settlor’s Issue
          The following provisions shall apply to the administration of the trusts established for the Settlor’s issue. The primary beneficiary of each such trust is referred to herein as the “Descendant.”
2.5.a.	Administration Of Trusts For Living Descendant
               (i) Distributions Of Income And Principal. Until the Descendant attains age twenty-five (25), the Trustee shall pay to the Descendant as much of the net income and principal of his or her trust as the Trustee considers appropriate for the Descendant’s health, education, maintenance support in his or her accustomed standard of living. Any income not so distributed shall become principal. From and after the Descendant’s attainment of age twenty-five (25), the Trustee shall pay to the Descendant the net income of his or her trust. If the Trustee considers this income to be insufficient, the Trustee shall also pay to the Descendant as much of the principal of his or her trust as the Trustee considers appropriate for the Descendant’s health, education, maintenance support in his or her accustomed standard of living. In addition, the Trustee shall pay to the Descendant as much principal of his or her trust as the Independent Trustee determines from time to time in the Independent Trustee’s sole discretion. The Independent Trustee shall not be subject to any obligation, liability or surcharge

*	Confidential Portions Omitted and Filed Separately with the Commission.

for making or not making distributions from the Descendant’s trust unless such action was taken in bad faith.
               (ii) Descendant’s Limited Lifetime Power Of Appointment. The Descendant may, during his or her lifetime, appoint all or any portion of the principal and undistributed income of his or her trust, on any terms and conditions, either outright or in trust, in favor of any one or more of the Descendant’s issue. Such power may not be exercised for the benefit of the Descendant, the Descendant’s estate or the creditors of the Descendant or of the Descendant’s estate. To the extent a Descendant’s appointment affects future distributions, it may be revoked or amended by a subsequent appointment by the Descendant.
               (iii) Descendant’s Limited Testamentary Power Of Appointment. Upon the Descendant’s death, the Descendant may appoint all or any portion of the principal and undistributed income of his or her trust, on any terms and conditions, either outright or in trust, in favor of any one or more persons other than the Descendant’s estate or the creditors of the Descendant or of the Descendant’s estate.
               (iv) Disposition Of Descendant’s Trust Not Effectively Appointed By Descendant. Upon the Descendant’s death, any portion of the Descendant’s trust not effectively appointed by the Descendant (the “Unappointed Property”) shall be allocated to a trust for the benefit of the Descendant’s issue, to be divided and administered as provided in Paragraph 2.5.b. If the Descendant is an issue of a child of the Settlor (with such child referred to herein as the Descendant’s “Ancestor”) and is not survived by issue, the Unappointed Property instead shall be distributed, by right of representation, to those issue of the Ancestor who are the then living issue of the Descendant’s closest lineal ancestor who has issue of the Ancestor then living. Any part of the Unappointed Property which is distributable to an individual who is an issue of the Ancestor either (A) shall be added to the trust for the individual’s benefit then being administered under this document, to be administered according to its terms; or (B) if no trust is then being administered under this document for the individual’s benefit, shall be retained in a new trust for the individual’s benefit, to be administered as provided in this Paragraph 2.5.a. (with the individual considered the “Descendant” for purposes of this Paragraph). If either (1) the Descendant is a child of the Settlor who dies without issue or (2) the Descendant is not a child of the Settlor but there are no then living issue of the Descendant’s Ancestor, the Unappointed Property instead shall be distributed as provided in Paragraph 2.4. as if (a) the Descendant’s death was the expiration of the Fixed Term of the Settlor’s interest and (b) the Unappointed Property was the remaining balance of the trust estate.

2.5.b.	Administration Of Trusts Allocated To Issue Of Deceased Descendant
               Each trust allocated to a group composed of the living issue of a deceased Descendant shall be divided into equal parts. One equal part shall be allocated to each then living child of the deceased Descendant, and one equal part shall be allocated to each group composed of the then living issue of a deceased child of the deceased Descendant. Each part shall constitute a separate and independent trust, and Exempt Trusts shall remain separate from Non-Exempt Trusts. A trust for a living child of the deceased Descendant shall be administered for the child’s benefit as provided in Paragraph 2.5.a. (with the child considered the “Descendant” for purposes of that Paragraph), and a trust for the then living issue of a deceased child of the deceased Descendant shall be further divided for the benefit of such issue as provided in this Paragraph 2.5.b. (with the deceased child considered the deceased “Descendant” for purposes of this Paragraph).
2.6.	Distribution To Beneficiary Under Age Twenty-Five Or Lacking Legal Capacity
               If any provision of this document would require the Trustee to distribute a trust (other than any Qualified Subchapter S Trust), or a portion thereof, to an individual who, at the time of such distribution, has not attained age twenty-five (25) or is lacking legal capacity, the Trustee may:
               2.6.a. Distribute such property to the individual or to the individual’s Agent, if any; or
               2.6.b. If the individual has not attained age twenty-five (25), distribute such property to a custodian under the California Uniform Transfers to Minors Act until the age of twenty-five (25); or
               2.6.c. Retain in further trust the property which would otherwise have been distributed to the individual and pay to him or her as much of the net income and principal thereof as the Trustee considers necessary for his or her health, education, maintenance and support in his or her accustomed standard of living. Upon the last to occur of (i) the individual attaining age twenty-five (25) or (ii) the individual regaining legal capacity, as the case may be, the Trustee shall distribute to him or her the principal and undistributed income then being administered for his or her benefit. If the individual dies before becoming entitled to receive distribution in full of his or her trust, then upon his or her death, he or she may appoint all or any portion of the principal and undistributed income of his or her trust on any terms and conditions, either outright or in trust, in favor of any one or more persons and entities, including his or her estate. Any portion of such trust not effectively appointed by the individual shall be distributed to his or her estate.
2.7.	Distributions From Multiple Trusts
2.7.a.	Distributions From Separate Trusts
               If the terms of any divided trust or the terms of any multiple trusts for the same Beneficiary, whether administered under this document or otherwise, authorize or require distribution to a Beneficiary of a pecuniary amount or payments for the same purpose, the aggregate amount paid from all such trusts for such purpose shall not exceed the maximum amount that could be paid to such Beneficiary from any one of such trusts. The Trustee may, in the Trustee’s discretion, charge all of a payment to one trust to the exclusion of the others, or the Trustee may charge a portion of such payment to two or more trusts.
2.7.b.	Consultation With Other Trustee
               If any Beneficiary is also a Beneficiary of one or more other trusts, whether administered under this document or otherwise, the Trustee shall consult with the trustee of such other trust(s) in determining whether to make distributions from a trust hereunder to such Beneficiary; in such consultation, the Trustee shall take into account the income, estate, generation-skipping transfer, excise and other tax consequences from making or not making the distribution from a particular trust.
2.8.	General Power Of Appointment
2.8.a.	Additional Power Of Appointment
               Subject to the provisions of Paragraph 2.8.d., if a generation-skipping transfer tax would be payable upon the death of a Beneficiary, other than the Settlor, with respect to any trust but for the provisions of this Paragraph 2.8., then upon the Beneficiary’s death, in addition to any limited power of appointment the Beneficiary may have hereunder, he or she may appoint all or any portion of the part of such trust as is set forth below on any terms and conditions, either outright or in trust, in favor of any one or more of the Beneficiary’s creditors:
               (i) That part of such trust, up to the whole thereof, which as of the date of the Beneficiary’s death has a value equal to the amount (under the rate schedule of Code §2001 then applicable) with respect to which the marginal Tentative Tax rate equals the Maximum Federal Estate Tax Rate, reduced (but not below zero) by the amount, if any, by which the sum of (A) such Beneficiary’s Adjusted Taxable Gifts at the time of his or her death and (B) the Beneficiary’s Adjusted Gross Estate, calculated without consideration of the General Power of Appointment created under this Paragraph or of any other General Power of Appointment under a document that becomes irrevocable after the date of this document, exceeds (C) the deductions provided for in Code §2055 and Code §2056 allowed with respect to property included in such Adjusted Gross Estate. If there are two or more trusts under this document for the Beneficiary to which the General Power of Appointment created by this Paragraph applies, the Beneficiary may appoint a portion of each such trust. With respect to any such trust, such portion shall equal the value determined under this Paragraph multiplied by a fraction, the numerator of which is the value of such trust, and the denominator of which is the aggregate value of all such trusts.
               (ii) The balance of any such trust, if including such balance in the Beneficiary’s Taxable Estate would cause the estate tax payable at the Beneficiary’s death to be less than the generation-skipping transfer tax payable at the Beneficiary’s death if such balance were not so included.
2.8.b.	Property Not Otherwise Appointed
               Any portion of any trust not effectively appointed upon the Beneficiary’s death under this Paragraph 2.8. shall be distributed pursuant to the terms of such trust without regard to this Paragraph 2.8.
2.8.c.	Action To Reduce Generation-Skipping Transfer Tax
               For purposes of implementing the provisions of this Paragraph 2.8., the Trustee may take whatever action is deemed necessary or appropriate to reduce the amount of generation-skipping transfer tax payable and to resolve ambiguities arising in situations not explicitly covered by this Paragraph 2.8. The Trustee shall not be subject to any obligation, liability or surcharge for acting or failing to act under this Paragraph 2.8., unless such action or failure to act was in bad faith.
2.8.d.	Direct Skip If General Power Of Appointment Not Exercised
               If the Beneficiary’s failure to exercise the General Power of Appointment granted under this Paragraph 2.8. would result in a Direct Skip from the Beneficiary, then notwithstanding the foregoing provisions of this Paragraph 2.8., the Beneficiary shall have no General Power of Appointment hereunder.
2.9.	Death Of All Beneficiaries
               If all of the Settlor’s issue die before complete distribution of the trust estate, that portion of the trust estate then remaining shall be distributed to the Settlor’s heirs, whose identities and shares shall be determined at the time of the event requiring distribution under this Paragraph 2.9. as though the Settlor’s death and his wife’s death occurred simultaneously immediately following such event, and according to the California laws of intestate succession then in force relating to separate property not acquired from a parent, grandparent or previously deceased spouse. However, if after six (6) months of reasonable search following the occurrence of such event, the Trustee is unable to identify and locate any such heirs of the Settlor, the property distributable to such heirs shall instead be distributed to one or more Charities selected by the Trustee.
2.10.	Survivorship Provision
          If any person named or described in this Article 2 fails to survive any event by thirty (30) days, such person shall be deemed to have predeceased that event, and any gifts to or for the benefit of such person occurring by reason of that event, unless otherwise specifically provided to the contrary, shall lapse and instead shall be distributed as part of the residue of the trust from which such gift is directed to be made.
2.11.	Rule Against Perpetuities
          Unless earlier terminated, each trust established hereunder or by the exercise of a power of appointment granted hereunder shall terminate as follows:
          2.11.a. All trusts shall terminate twenty-one (21) years after the death of the last survivor of the issue of the Settlor’s grandparents and the issue of the grandparents of M. SUSAN GREENBERG who are living on the date of this document. Notwithstanding the foregoing, any trust established by the exercise of a lifetime General Power of Appointment shall terminate as provided in the instrument in which such power is exercised.
          2.11.b. Upon such termination, each trust shall be distributed to the Income Beneficiaries thereof in proportion to their respective rights to receive income. In the case of a trust providing for discretionary income distributions, the trust estate shall be distributed by right of representation to the issue of the Settlor who are Income Beneficiaries or, if there are none, in equal shares to all Income Beneficiaries.
ARTICLE 3
PROVISIONS REGARDING TRUSTEES
3.1.	Appointment Of Trustees
          GIL N. SCHWARTZBERG shall serve as Trustee. If GIL N. SCHWARTZBERG ceases to serve and has not designated a successor as provided in

Paragraph 3.2., REGINA BROWN shall serve as Trustee. If REGINA BROWN fails to qualify or also ceases to serve and has not designated a successor as provided in Paragraph 3.2., JACK SUZAR shall serve as Trustee.
3.2.	Designation Of Co-Trustees And Successor Trustees
          3.2.a. At any time and from time to time, any individual serving as Trustee may designate one or more persons to serve as Co-Trustees with him or her or as successor Trustees after he or she ceases to serve as a Trustee. Additionally, a designation may (i) specify the compensation for so serving, (ii) be for a fixed or an unlimited duration, (iii) be subject to the designating Trustee’s subsequent revocation or alteration, (iv) be for all or a portion of such Trustee’s powers, and (v) otherwise set forth terms and conditions of such service as are not inconsistent with this document.
          3.2.b. This power to designate Co-Trustee(s) and successor(s) may be exercised only by delivering to the designee(s) and to the then adult Income Beneficiaries of such trust a signed and acknowledged writing specifically referring to this Paragraph. Any designation of successors may be revoked or amended by a subsequent designation that complies with the foregoing formalities. As used in this Paragraph, the term “person” includes a corporate Trustee. If a conflict occurs between the terms of two or more designations, the terms of the most recent designation shall prevail.
3.3.	Provisions Concerning Successor Trustees
          No person shall be deemed to have qualified as a Co-Trustee or as a successor Trustee of any trust unless such person consents to serve in such capacity in a writing delivered to his, her or its predecessor or, if such predecessor is not then living and competent, with the then adult Income Beneficiaries of such trust. Such writing shall specifically acknowledge acceptance of any terms and conditions imposed on such person so serving, including but not limited to limitations on compensation, duration of service and exercisable powers. Such person may undertake a reasonable investigation into the assets and liabilities of such trust before consenting to serve. All reasonable expenses incurred by such person in determining whether or not to consent to serve shall be paid from such trust as an expense of administration.
3.4.	Exculpatory Clause
          3.4.a. No Trustee without actual notice of any death, birth or other event upon which the right to payments under this document depends shall be liable for any disbursements unless made in bad faith.

          3.4.b. No Trustee or successor Trustee shall be liable or responsible for the acts, omissions or defaults of a Co-Trustee or predecessor Trustee, as the case may be, provided that he or she does not have actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults. Unless, within ninety (90) days of his, her or its appointment, a successor Trustee is requested in writing by a Beneficiary or a Beneficiary’s Agent to investigate the actions of the predecessor Trustee, such successor Trustee shall not be required to make such investigation and may accept the accounting records of the predecessor Trustee without liability. If requested to investigate any action of the predecessor Trustee, all Trustee’s fees, attorneys’ fees, accounting fees and other fees and costs so incurred shall be paid by and charged against the trust estate, subject to any right of reimbursement or contribution from the predecessor Trustee.
          3.4.c. No Trustee who has (i) designated Co-Trustees or successor Trustees, (ii) delegated powers during a delegation period, or (iii) employed professionals to assist with the administration of any trust established hereunder, shall be liable or responsible for the acts, omissions or defaults of such designees, delegates or professionals, nor shall the Trustee be obligated to supervise or monitor any of them (except on a semi-annual basis), unless either (A) the Trustee made such designation, delegation or employed such professional in bad faith, with gross negligence or with willful misconduct, or (B) the Trustee has actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults.
3.5.	Voluntary Resignation
          A Trustee may resign upon written notice to all other Trustees or, if there are none, to his, her or its successor or, if there is none, to all then Income Beneficiaries. However, such Trustee shall not be relieved of liability until his, her or its successor, if any, has qualified and such Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8.
3.6.	Incapacity Of Trustee
          Any individual Trustee who is deemed incapacitated pursuant to Paragraph 3.6.a. shall temporarily or permanently, as the case may be, cease to serve as a Trustee of all trusts under this document as provided in Paragraph 3.6.b.
3.6.a.	Determination Of Incapacity Or Capacity
               For purposes of this document, an individual Trustee shall be deemed to be incapacitated (or to have recovered from a temporary incapacity) if either (i) the individual’s regular attending physician (provided such physician is not related by blood or marriage to any Trustee or Beneficiary) examines such individual and certifies in writing that such individual is or is not temporarily or permanently incapacitated (hereinafter referred to as a “determination”), (ii) both a board-certified psycho-neurologist and a board-certified psychiatrist, neither of whom is related by blood or marriage to any Trustee or Beneficiary, examine such individual and certify in writing that such individual is or is not temporarily or permanently incapacitated (also referred to as a “determination”) or (iii) the court having jurisdiction over any trust under this document of which such individual is serving as Trustee finds that such individual is or is not temporarily or permanently incapacitated (hereinafter referred to as a “finding”). As used herein, the term “incapacitated” means incapable of exercising powers as Trustee under the criteria set forth in California Probate Code §810 et. seq. If any Trustee (including a person who has been determined to be incapacitated) or Beneficiary disputes a determination, such Trustee or Beneficiary may petition the court for a finding under this Paragraph, and the court’s finding shall supersede the determination. The expenses of any examination or court proceeding under this Paragraph 3.6.a. shall be paid from all trusts under this document of which such individual is a Trustee in proportion to the relative book values of such trusts.
3.6.b.	Effect Of Determination Or Finding Of Incapacity
               (i) Temporary Incapacity. An individual Trustee shall temporarily cease to serve as Trustee of all trusts under this document upon a determination or finding of temporary incapacity. If the temporarily incapacitated Trustee is serving as a Co-Trustee, the other Trustee(s) shall make any and all decisions during the period of temporary incapacity as though they were the only Trustee(s), and no successor Trustee for such temporarily incapacitated Trustee shall serve in his or her place. If the temporarily incapacitated Trustee is serving as sole Trustee, the successor Trustee(s) named or designated herein shall serve in his or her place and shall make any and all decisions during the period of temporary incapacity as though they were the only Trustee(s).
               (ii) Resumption Of Trusteeship Upon Recovery From Temporary Incapacity. Any Trustee deemed to be temporarily incapacitated shall resume serving as a Trustee upon a determination or finding of capacity made within ninety (90) days following the determination or finding of temporary incapacity. Unless an accounting is waived by a majority in percentage interest of all Income Beneficiaries of any trust, the successor Trustee serving in place of a temporarily incapacitated sole Trustee during the period of temporary incapacity shall not be relieved of liability with respect to such trust until such successor Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8.

               (iii) Permanent Incapacity. An individual Trustee shall permanently cease to serve as Trustee of all trusts under this document upon the first to occur of (A) the expiration of ninety (90) days following a determination or finding of temporary incapacity, unless the individual Trustee has resumed serving as Trustee pursuant to subparagraph (ii) above, and (B) a determination or finding of permanent incapacity. For purposes of the preceding sentence, if, within ten (10) days following an individual Trustee’s resumption of service as Trustee pursuant to subparagraph (ii) above, there is a subsequent determination or finding of his or her incapacity, the temporary period of capacity shall be disregarded and the ninety (90) day period shall commence from the initial determination or finding of incapacity. A Trustee who permanently ceases to serve as Trustee pursuant to this Paragraph shall not be relieved of liability as Trustee until his or her accounting has been settled pursuant to Paragraph 5.7. or 5.8.
3.6.c.	Consent To Examination And Waiver Of Doctor-Patient Privilege
               Each individual Trustee hereunder, by accepting his or her office, agrees (i) to cooperate in any examination reasonably necessary to carry out the provisions of this Paragraph 3.6., (ii) to waive the doctor-patient privilege in respect to the results of such examination to the extent required to implement this Paragraph 3.6. and otherwise to facilitate the administration of all trusts being administered hereunder, and (iii) that his or her obligation to comply with the provisions of this Paragraph 3.6. is specifically enforceable.
3.7.	Delegation By Trustees Permitted
          3.7.a. If Co-Trustees are serving hereunder, an individual Co-Trustee may from time to time delegate to the other Co-Trustees all or any of his or her powers as Trustee. Such delegation shall be in writing, shall be delivered to all other Co-Trustees, shall specify the power(s) delegated and may be revoked or modified by a comparable writing. A statement that the Trustee delegates all powers granted by this document shall be sufficient to delegate all such powers. Powers vested in an Independent Trustee may only be delegated to another Independent Trustee.
          3.7.b. Any third party, including any bank, savings and loan, title insurer, stock or bond broker or transfer agent may rely upon any delegation under this Paragraph 3.7. and shall incur no liability for any action taken in reliance on such delegation in the absence of actual knowledge of its revocation or modification.

          3.7.c. Any Co-Trustee who delegates all or any of his or her powers as Trustee shall not be liable or responsible for the acts, omissions or defaults of the other Co-Trustee(s) during the period of delegation provided that he or she does not have actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults.
3.8.	Conflicts Of Interest
          No Trustee named or designated herein shall be disqualified by reason of owning an interest in real or personal property, or in a corporation or other business venture, or by reason of being an officer, director or employee of any corporation or other business venture, an interest in which is also a part of the trust estate.
3.9.	Removal And Replacement Of Trustee
          A majority in percentage interest of all Income Beneficiaries of any trust established hereunder may remove any Trustee thereof for reasonable cause. In such event, the next successor Trustee named in Paragraph 3.1. or designated as provided in Paragraph 3.2. shall serve in place of such removed Trustee. If no successor is so named or designated, a majority in percentage interest of all Income Beneficiaries of such trust may substitute a new Trustee in place of such removed Trustee. With respect to a replacement Trustee so substituted, the majority of Income Beneficiaries may specify (i) the compensation for so serving, (ii) the term or duration of service, (iii) the powers to be held by each replacement Trustee, and such majority may designate different persons to hold different powers; provided, however, that all of the removed Trustee’s powers are vested in one or more of the replacement Trustees, and/or (iv) otherwise set forth terms and conditions of such service as are not inconsistent with this document. When the removed Trustee has received written notice of his, her or its removal and has been notified in writing by his, her or its successor of the latter’s acceptance, the removed Trustee shall surrender to the appropriate replacement Trustee all books, records and assets in its possession comprising a portion of the trust estate or relating thereto. However, such removed Trustee shall not be relieved of liability until his, her or its replacement has qualified and such Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8. As used in this Paragraph, the term “reasonable cause” includes, but is not limited to, (i) the legal incapacity of the Trustee; (ii) the willful or negligent mismanagement by the Trustee of trust assets; (iii) the abuse or abandonment of, or inattention to, the trust by the Trustee; (iv) a federal or state charge against the Trustee involving the commission of a felony or serious misdemeanor; (v) an act of stealing, dishonesty, fraud, embezzlement, moral turpitude or moral degeneration by the Trustee; (vi) the Trustee’s use of narcotics or excessive amounts of alcohol; (vii) the Trustee’s poor physical, mental or emotional health which causes the Trustee to be unable to devote sufficient time to administer the trust; (viii) the Trustee’s failure to comply with a written agreement regarding compensation or any other legally enforceable written agreement affecting the trust’s operation; (ix) a demand for unreasonable compensation; (x) the failure of a corporate Trustee to appoint a senior officer with at least five (5) years of experience in administering trusts to handle the account; (xi) unreasonably high turnover of account officers assigned to the trust (unless requested by the Beneficiaries); (xii) unreasonably poor investment performance; (xiii) the removal of all current Income Beneficiaries from the State wherein the corporate Trustee is licensed to conduct business as a corporate Trustee; (xiv) the relocation of the Trustee away from the location where the trust operates so as to interfere with the administration of the trust; (xv) unreasonable lack of communication between the Trustee and the Beneficiaries; (xvi) unreasonably inaccurate or unclear transaction statements or statements of account; (xvii) unreasonable conflicts between the Trustee and the Beneficiaries caused by the Trustee; (xviii) merger, acquisition or a deteriorating financial condition of a corporate Trustee; or (xix) any other reason for which a court of competent jurisdiction would remove a Trustee. The power of removal and replacement may be exercised on a Beneficiary’s behalf by his or her Agent. If an Independent Trustee is removed pursuant to this Paragraph, only another Independent Trustee may be appointed to fill the vacancy so arising.
3.10.	Bond Waived
          No bond shall be required of any Trustee named herein, or of any Trustee designated herein if such designation waives bond for such Trustee, whether serving alone or with Co-Trustees and whether named or designated to serve alone or with Co-Trustees. Additionally, no bond shall be required of a Trustee neither named nor designated herein, unless requested by a majority in percentage interest of all Income Beneficiaries of such trust or their Agents.
3.11.	Compensation For Services
          While any corporate trustee serves as Trustee, the Trustee shall receive compensation for its services in the amount and at the time specified in its Schedule of Fees and Charges established from time to time by it for the administration of trusts of a character similar to this trust and in effect when such compensation is payable. Any individual Trustee shall pay himself or herself reasonable compensation for services rendered to the trust estate as Trustee, even if receiving compensation as a partner, officer, director or employee of any partnership, corporation or business venture, an interest in which is included in the trust estate, and shall reimburse himself, herself or itself for any expenses of the trust estate that such Trustee has paid. Notwithstanding the foregoing, any person may waive the right to compensation for services to be rendered the trust estate. A waiver may be limited in duration or to specific services. The

Trustee is authorized to retain himself or herself or any firm with which he or she is associated to render legal or other professional services. Fees may be paid for such services without respect to such relationship and without respect to any agreement which the Trustee may have with his or her firm concerning the division of fees and commissions after complying with the requirements of California Probate Code §15687, if applicable.
3.12.	Majority Control
          Subject to the provisions of Paragraph 3.13., when more than two Trustees are serving, the determination of a majority of them with respect to any matter affecting any trust shall control. The dissenting Trustees shall not be liable to any person for any action taken or not taken pursuant to the decision of the majority.
3.13.	Actions By Independent Trustee
          3.13.a. If any of the following powers are granted the Trustee by this document, such powers shall be exercised only by an Independent Trustee:
               (i) To make discretionary distributions of income or principal to or for the benefit of any Beneficiary for any purpose other than the health, education, maintenance or support of such Beneficiary in his or her accustomed standard of living;
               (ii) If the Trustee is legally obligated to educate and support a Beneficiary, to make discretionary distributions of income or principal to or for the benefit of the Beneficiary for his or her health, education, maintenance or support that would discharge, in whole or in part, the Trustee’s obligation to support and educate the Beneficiary;
               (iii) Subject to the provisions of Paragraph 2.3., to postpone or accelerate distributions of principal to a Beneficiary;
               (iv) To borrow, pledge, encumber, guarantee or lend to or for the benefit of a Beneficiary;
               (v) To determine the terms of sale, including the purchase price and conditions and timing of payment, with respect to any purchase, exchange or sale of property from, with or to a Beneficiary or any trust (including a trust established hereunder) as to which one or more of the Trustees is also a trustee and a beneficiary;

               (vi) To acquire insurance on the life of any person serving as Trustee, to exercise any option with respect to the acquisition of such insurance and to possess and exercise any and all incidents of ownership with respect to any such insurance; and
               (vii) To exercise any other power exercisable by the Independent Trustee under the terms of this document.
          3.13.b. No Trustee who is not an Independent Trustee (including any person serving as a Co-Trustee) may exercise or participate in the exercise of the foregoing powers vested in the Independent Trustee. If at any time no acting Trustee is an Independent Trustee, the first successor Trustee named or designated herein who would be an Independent Trustee shall serve as Independent Trustee for the sole purpose of exercising or not exercising the Independent Trustee’s powers. If no successor Trustee named or designated herein would be an Independent Trustee, the then serving Trustee shall appoint an Independent Trustee for the sole purpose of exercising or not exercising such powers. Such appointment shall be made in the manner provided in Paragraph 3.2.b. The provisions of this Article 3 shall apply to any person or corporation serving as Independent Trustee solely for such purpose; provided, however, that no Independent Trustee may delegate the powers granted such Independent Trustee by this Paragraph 3.13. except to another Independent Trustee.
          3.13.c. A person or corporation serving as Independent Trustee solely for the purpose of exercising one or more of the powers vested in the Independent Trustee shall have no responsibility for the administration and management of any other assets of the trust estate and shall receive reasonable compensation for his, her or its services.
ARTICLE 4
PAYMENT OF ESTATE AND GENERATION-SKIPPING TRANSFER TAXES
4.1.	Payment Of Estate Taxes Attributable To Trust Assets
          All estate, inheritance and similar death taxes (but not generation-skipping transfer taxes) attributable to the trust estate shall be paid by, charged to and recovered from the persons (including trusts) receiving taxable benefits under this document in accordance with the principles of California Probate Code §20110 and related sections, after giving effect to Code §2207A.
4.2.	Payment Of Generation-Skipping Transfer Taxes
          All generation-skipping transfer taxes attributable to a direct skip shall be paid by the Trustee out of and charged against the property constituting the transfer as provided in

Code §§2603(a)(3) and 2603(b). All generation-skipping transfer taxes attributable to a taxable distribution occurring with respect to any trust established hereunder shall be paid by the transferee thereof as provided in Code §§2603(a)(1) and 2603(b), and all generation-skipping transfer taxes attributable to a taxable termination occurring with respect to any trust established hereunder shall be paid by the Trustee and charged against the property constituting the transfer as provided in Code §§2603(a)(2) and 2603(b).
4.3.	Reserves
          The Trustee may establish such reserves and make such charges as the Trustee considers necessary for the payment of all taxes described in this Article 4.
ARTICLE 5
TRUST ADMINISTRATION
5.1.	Powers Of Trustee
          Subject to all of the limitations contained in Article 2 and elsewhere in this document, the Trustee is granted all powers necessary to carry out the terms of this document, including the following powers:
5.1.a.	To Employ Professional And Other Assistance
               To employ, reasonably compensate and grant discretionary authority to agents, managers, attorneys, accountants, brokers, investment counselors and others, even if they are associated with a Trustee. The Trustee shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, prepared by such persons as to matters which the Trustee reasonably believes to be within such person’s professional or expert competence and shall not be liable for losses resulting therefrom.
5.1.b.	To Pay Expenses
               To pay all reasonable expenses and taxes incurred in the administration of all trusts established hereunder, including such insurance as the Trustee deems advisable to protect the trust estate from damage or loss and to protect the Trustee from liability.
5.1.c.	To Receive And Retain Property
               To receive and retain any property at any time subject to this document, regardless of whether receipt or retention thereof violates sound diversification principles, or such property is under productive.

5.1.d.	To Hold Property
               To hold property in the name of the Trustee (with or without revealing fiduciary capacity), or in the name of a nominee, or in bearer form.
5.1.e.	To Operate A Business
               To hold and operate a business or an interest in a business at the risk of the trust estate and not at the risk of the Trustee, and to incorporate or dissolve such business or to operate it as a partnership, limited or general, or in any other form. To exercise all voting and management rights attendant to owning an interest in such a business, including the right to vote securities, give proxies and pay assessments; to participate in voting trusts, pooling arrangements, foreclosures, reorganizations, consolidations, mergers and liquidations; to deposit securities with and transfer title to any protective or other committee; and to exercise or sell stock subscription or conversion rights.
5.1.f.	To Manage And Control Property
               To manage, control, lease for terms within or beyond the duration of a trust created hereunder, grant options with respect to, partition, divide, improve, insure and repair any kind of property, real or personal.
5.1.g.	To Purchase And Sell
               To purchase, exchange or sell for cash or upon terms at public or private sale any kind of property, real or personal, including trust funds administered by the Trustee, stocks, bonds, futures contracts and other securities, puts, calls, straddles and other options of every kind, general and limited partnership interests and interests in other business ventures, whether or not an interest in any such property is already included in the trust estate. Any such purchase, exchange or sale may be made with any person, including any Beneficiary, any Trustee, Special Trustee or other fiduciary under this document or any estate or trust, including an estate or trust having as a beneficiary or fiduciary any Beneficiary or fiduciary hereunder; provided, however, that any property sold to any such Beneficiary, fiduciary, estate or trust is sold for adequate consideration. The Trustee may maintain brokerage accounts, including margin and commodity accounts, and in connection therewith borrow, pledge securities, make short sales and sell on margin or otherwise. If any security is purchased for a premium or at a discount, such premium or discount shall be amortized in a reasonable manner. The Trustee’s investment performance shall be evaluated in light of his, her or its overall investment performance and not in light of any isolated investment.

5.1.h.	To Create Restrictions
               To create restrictions, easements and servitudes; to litigate, arbitrate and compromise claims and actions; and to effect transactions among trusts established hereunder for fair market value, including sales, exchanges and loans.
5.1.i.	To Borrow And Lend
               To borrow and lend money and to encumber trust property by mortgage, deed of trust, pledge, or otherwise for the debts of the trust or the joint debts of the trust and any co-owner of the property in which the trust has an interest and in connection therewith to execute any mortgages, deeds of trust, pledges, guarantees or other loan or security documents reasonably attendant thereto. Any loan, guarantee, pledge or encumbrance may be for a period within or beyond the duration of the trust. The Trustee may lend money to, and/or encumber all or any of the assets thereof by mortgage, deed of trust, pledge, guarantee or otherwise to secure any indebtedness of any Beneficiary of said trust, irrespective of whether such mortgage, deed of trust, pledge, guarantee or otherwise is for the benefit of the trust or for the exclusive benefit of such Beneficiary.
5.1.j.	To Conduct Banking
               To deposit trust funds in accounts of any kind, with any bank, savings and loan association or similar institution, including a Trustee; to withdraw such funds; to designate in writing the persons, whether or not Trustees, who may conduct such activities; and such institutions may rely, without liability, on such designation.
5.1.k.	To Combine And Divide Trusts
               To combine two or more trusts having the same beneficiaries and Inclusion Ratios, provided they have substantially the same terms, as determined by the Trustee, into a single trust. The Trustee may also divide any trust established hereunder into two or more separate trusts of equal or unequal value but on the same terms and with the same beneficiaries for the purpose of creating an Exempt Trust and a Non-Exempt Trust or for any other purpose. Division of a trust shall be made according to the value of the assets of the trust at the time of the division. Whenever such division will result in the residual transfer of property after the satisfaction of a pecuniary payment, such pecuniary payment shall carry Appropriate Interest. If any provision of this document provides that property is to be added to a trust by reason of the partial or complete distribution or termination of another trust or otherwise, the Trustee may add property having an Inclusion Ratio of zero only to an Exempt Trust and the Trustee may add property having an Inclusion Ratio greater than zero only to a Non-Exempt Trust. If a trust with the appropriate Inclusion Ratio does not exist, the Trustee shall establish a new trust having the same terms, conditions and beneficiaries as the trust to which such property would otherwise have been added so that such property may be added to the new trust without changing the Inclusion Ratio of such property.
5.1.l.	To Distribute Assets
               To allocate or distribute trust assets, in cash or in kind or partly in each, including undivided interests, pro rata or non-pro rata, and for this purpose to sell trust assets. In making such allocation or distribution, the Trustee is not required to consider the income tax bases of such assets or the potential income tax consequences to the distributees. Property distributed in kind shall be selected and valued as required by the Code, Treasury Regulations and Rulings. Unless otherwise required by the Code, Treasury Regulations and Rulings, the Trustee shall value property distributed in kind at its value on the date or dates of distribution. Whenever the distribution of property would result in the residual transfer of property after the satisfaction of a pecuniary payment, such pecuniary payment shall carry Appropriate Interest.
5.1.m.	To Release Powers
               To release or restrict, by means of a written document, any power granted the Trustee. Unless otherwise specified by the releasing Trustee, any power released or restricted shall continue to exist and shall pass to all Trustees and successor Trustees other than the releasing Trustee.
5.1.n.	To Deal With Insurance
               To acquire by purchase, bequest, gift or in any other manner one or more policies insuring the life, health, or income of any Beneficiary or any person in whom any Beneficiary has an insurable interest, and to retain each policy as a part of any trust established hereunder, the benefits thereunder to be payable to such trust; and to exercise all options, benefits, rights and privileges of an owner thereof, including the right to borrow against and to pledge such insurance, to surrender it for its cash value, to name and change beneficiaries, to select and change settlement options, and to receive any benefits thereunder, all for the exclusive benefit of such trust.
               (i) The Trustee may but is not obligated to pay premiums for such life insurance or cause them to be paid by others and shall incur no liability if such premiums are not paid. If the Trustee has actual notice that any premium has not been paid when due or will not be paid when due, the Trustee may apply the cash value of such insurance to the purchase of paid-up insurance, borrow against such insurance for the payment of premiums, use other assets of the trust to pay such premiums, surrender such insurance or take such other action as the Trustee deems reasonable and appropriate under the circumstances.
               (ii) On receipt of proof of death of an insured, or on receipt of proof of the prior maturity of any policy, and on receiving possession of the policies, the Trustee shall use reasonable efforts to collect all sums payable on them, which sums on receipt shall be principal and any interest paid thereon by the insurer shall be income. The Trustee may maintain, defend, compromise, arbitrate or settle any suit or claim with respect to such insurance. However, the Trustee shall not be responsible for any acts or omissions of the insured in connection with any policy and shall not be required to prosecute any action to collect any insurance or to defend any action relating to any policy unless indemnified in a manner and amount satisfactory to the Trustee.
               (iii) Insurers shall have no obligation to inquire into the terms of this document or see to the application of the proceeds of any policy, and may rely without liability on a receipt, release or other document executed by the Trustee.
               (iv) If the trust estate includes insurance on the life of a Trustee, all other Trustees or, if there are none, the next successor Trustee shall exercise all incidents of ownership with respect to such insurance.
5.1.o.	To Allocate Income And Principal
               Except as otherwise provided herein, determination of what is principal and income shall be governed by the California Uniform Principal and Income Act from time to time existing. Any matter not provided for herein, or in the California Uniform Principal and Income Act, shall be determined by the Trustee. The Trustee shall not be required to establish any reserve for depreciation or to make any charge for depreciation against all or any portion of the income of the trust estate, including any income realized through use of any portion of the trust estate principal in the conduct of a business by the trust; but the Trustee may determine whether to establish such a reserve and, if so, to fund the same by appropriate charges against the income of the trust estate, such reserve and charges to be established on such assumptions and in such amounts as the Trustee may determine. In exercising the discretion conferred on the Trustee, the Trustee is required to consider that the Settlor’s desire is to benefit primarily the Income Beneficiaries.
5.1.p.	No Need To Make Adjustments
               The Trustee shall not be required to make adjustments in the rights of any Beneficiaries, or among the principal and income accounts, to compensate for the consequences of any tax decision or election that has had the effect, directly or indirectly, of preferring one Beneficiary or a group of Beneficiaries over others.
5.2.	Income And Expenses
          Income accrued on property distributed to a trust shall be treated as income. Income accrued at the termination of an interest in a trust shall retain its character as income and be administered as a part of the next succeeding interest. At the termination of an interest, the Trustee shall not apportion periodic payments of principal not then due but may prorate taxes and other expenses.
5.3.	Accounting For Separate Trusts
          If separate trusts are established hereunder, each trust shall constitute a separate and independent trust. The Trustee shall keep an account for each trust and may, but shall not be required to, segregate trust assets. Each trust established hereunder may be designated by the name of its Income Beneficiary and the date of its creation or by such other designation as Trustee deems appropriate.
5.4.	Delay In Distribution
          If any trust established hereunder is subject to the federal estate or generation-skipping transfer tax, the Trustee may delay distribution or division of such trust until after the alternate valuation date under Code §2032; provided, however, that all rights to income and principal established under other provisions of this document shall not be affected by such delay.
5.5.	Spendthrift Restrictions
          A Beneficiary or his or her Agent may disclaim or release his or her interest in principal or income, but no Beneficiary shall anticipate, assign, encumber, or subject to any creditor’s claim or to legal process any interest in principal or income before its actual receipt by any Beneficiary, except that a Beneficiary may assign the right to receive payment of any sum otherwise distributable to him or her under this document to a trust which is, during the Beneficiary’s lifetime, revocable by him or her. The beneficial and legal interests in this trust, its principal, and its income shall be free from interference or control of any Beneficiary’s creditor and shall not be subject to claims of any such creditor or liable to attachment, execution, bankruptcy or other process of law.
5.6.	No Attachment
          If a creditor obtains a writ of attachment, garnishment or like process against a Beneficiary, then, until its release, the Trustee shall pay to such Beneficiary only such sums as are necessary for his or her reasonable health, education and support according to his or her accustomed standard of living, and the remainder of his or her interest shall be accumulated.
5.7.	Accounting
          Except as provided in this Paragraph, California Probate Code §16064(a) shall apply, and the Trustee shall be under no obligation to render an annual accounting to the Beneficiaries of any trust established hereunder. Any Beneficiary of an irrevocable trust established hereunder may obtain information concerning, or compel an accounting for, that trust as provided by California Probate Code §16060 et seq. Any Trustee’s account may, at the Trustee’s option, either be settled pursuant to the foregoing provisions of the California Probate Code or by sending the account to all Beneficiaries of such trust, or their Agents, at their respective last known addresses by certified mail, return receipt requested. No guardian ad litem shall be required for any minor, unborn or unascertained Beneficiary. Unless written objections are received by the Trustee within one hundred and eighty (180) days of mailing such account, the account and all transactions set forth therein shall be deemed settled and approved.
5.8.	Receipts Upon Distribution
          As a condition precedent to the distribution of any part of the principal of a trust established hereunder to a Beneficiary entitled thereto, the Trustee may furnish such Beneficiary with an accounting of the acts and doings of the Trustee then acting hereunder or of any predecessor Trustee and may require such Beneficiary to deliver to the Trustee a receipt for the portion of the trust estate then paid to such Beneficiary together with a release and discharge of the Trustee from all liability for any act, investment, transaction or distribution of the Trustee shown on that accounting up to and including the date of such distribution. If any such Beneficiary, after being furnished with the foregoing accounting of the Trustee, refuses or neglects to furnish the Trustee with such receipt, release and discharge, then the Trustee, prior to making such distribution and at the expense of the appropriate trust(s), may submit its account or accounts to a Court of proper jurisdiction in order to obtain a decree absolving the Trustee from all further liability hereunder after the making of such distribution.
5.9.	Provisions Relating To S Stock
          5.9.a. If any irrevocable trust established hereunder, other than a charitable remainder trust under Code §664(d), holds stock in one or more S Corporations, the Settlor intends that such trust qualify as a Qualified Subchapter S Trust or as an Electing Small Business Trust under Code §1361. Notwithstanding any other provision of this document to the contrary, the Independent Trustee may, without application to any court, direct the reformation of any such irrevocable trust so that it satisfies the requirements of a Qualified Subchapter S Trust or an Electing Small Business Trust.
          5.9.b. If the irrevocable trust does not by its terms satisfy the requirements of a Qualified Subchapter S Trust but will be reformed to satisfy those requirements, then the Independent Trustee shall reform the trust subject to the following guidelines:
               (i) If the irrevocable trust contains both S Corporation stock and other assets, the Trustee shall divide the irrevocable trust into two trusts, one such trust funded with the S Corporation stock and the other such trust funded with the other assets, as provided in Paragraph 5.1.k., and the reformation shall apply only to the resulting trust funded with the S Corporation stock. Each resulting trust shall constitute a separate and independent trust. The trust funded with the S Corporation stock shall be administered in accordance with subparagraph (iii) below, and the other trust shall be administered in accordance with its terms.
               (ii) If the irrevocable trust has more than one Income Beneficiary, the Trustee shall divide the S Corporation stock into as many equal shares as there are Income Beneficiaries of the irrevocable trust. Each share shall constitute a separate and independent trust and shall be administered for one such Income Beneficiary in accordance with subparagraph (iii) below.
               (iii) The irrevocable trust may be reformed to require that:
                    (A) All of the income of such irrevocable trust is distributed at least quarterly to one individual who is a citizen or resident of the United States. If the individual is a minor, distribution shall be made to the minor’s natural guardian as custodian under the California Uniform Transfers to Minors Act.
                    (B) There is only one Income Beneficiary of such irrevocable trust.
                    (C) No distribution of principal of such irrevocable trust may be made to anyone other than such Income Beneficiary during such Income Beneficiary’s lifetime.
                    (D) The Income Beneficiary’s income interest ends on the earlier of the Income Beneficiary’s death or the irrevocable trust’s termination by its terms.

                    (E) If the irrevocable trust ends during the Income Beneficiary’s lifetime, the Trustee shall distribute all of the irrevocable trust’s assets to the Income Beneficiary, outright.
5.10.	Environmental Hazards And Compliance With Environmental Laws
5.10.a.	Authorization To Inspect Property Prior To Accepting Property Or Consenting To Serve As Trustee
               (i) Prior to accepting assets as part of the trust estate and prior to consenting to serve as a Trustee or Co-Trustee of any trust established hereunder, any person named or designated herein to so serve may take the following actions at the expense of the trust estate:
                    (A) To enter and inspect any existing or proposed asset of such trust (or of any partnership or corporation in which the trust holds an interest) for the purpose of determining the existence, location, nature, and magnitude of any past or present release or threatened release of any hazardous substance; and
                    (B) To review records of the currently serving Trustee or of the Settlor (or of any partnership or corporation in which the trust or the Settlor holds an interest) for the purpose of determining compliance with any federal, state or local environmental laws or regulations, including those records relating to permits, licenses, notices, reporting requirements, and governmental monitoring of hazardous waste.
               (ii) The right of the person named or designated to serve as Trustee to enter and inspect assets and records of a partnership or corporation under subparagraph (i) above shall be treated as equivalent to the right under state law of a partner or shareholder to inspect assets and records under similar circumstances.
               (iii) Acts performed under this Paragraph 5.9.a. by a person named or designated as Trustee shall not constitute consent to serve as a Trustee or Co-Trustee.
               (iv) If, upon any review of a trust’s assets under this Paragraph 5.9.a., the person named or designated to serve as Trustee discovers that an asset of the trust is contaminated with hazardous waste or otherwise not in compliance with any environmental law or regulation, he, she or it may decline to so serve solely as to such asset while consenting to so serve as to all other assets of the trust. Similarly, any currently acting Trustee or Co-Trustee may refuse to accept the transfer of any asset proposed to be transferred to the Trustee. If there is no person willing to serve as Trustee or Co-Trustee with respect to any asset in or proposed to be transferred to any trust, the court having jurisdiction over such trust shall appoint a receiver or special Trustee to hold and manage the rejected asset, pending its final disposition.
5.10.b.	Termination, Bifurcation Or Modification Of Trust Due To Environmental Liability
               (i) If any trust established hereunder holds one or more assets, either directly or through any corporation or partnership, the nature, condition, or operation of which is likely to give rise to liability under, or is an actual or threatened violation of any environmental law or regulation, the Trustee may take one or more of the following actions:
                    (A) Modify the trust provisions by granting the Trustee such additional powers as are required to protect the trust and its Beneficiaries from liability or damage relating to the actual or threatened violation of any such environmental law or regulation;
                    (B) Bifurcate the trust;
                    (C) Appoint a special Trustee to administer any such assets or business interests which fail to comply with or may give rise to liability under any environmental law and regulation; or
                    (D) Abandon such assets or business interests.
               (ii) With court approval, the Trustee may terminate the trust or partially or totally distribute its assets to its Beneficiaries.
               (iii) It is the Settlor’s intent that the Trustee have the widest possible discretion in identifying and responding to administration problems associated with the potential environmental liability of any trust or the Trustee, in order to protect the interests of such trust, the Trustee and the Beneficiaries of the trust.
5.10.c.	Trustee’s Powers Relating To Environmental Laws
               The Trustee may, on behalf of any trust established hereunder, take any action necessary or appropriate to prevent, abate, avoid or otherwise remedy any actual or threatened violation of any environmental law or regulation or any condition that may reasonably give rise to liability under any environmental law or regulation, including but not limited to performing investigations and audits and taking action considered a “response” under 42 U.S.C. §9601(25), relating to any asset which is or has been held as part of such trust.
5.10.d.	Indemnification Of Trustee For Environmental Expenses
               (i) The Trustee shall be entitled to be indemnified and reimbursed from any trust for any liabilities, losses, damages, penalties, costs or expenses incurred arising out of or relating to the actual or threatened violation of any environmental laws or regulations (hereinafter “environmental expenses”). Environmental expenses shall include, but not be limited to:
                    (A) Costs of investigation, removal, remediation, response, or other cleanup costs of contamination by hazardous substances, as defined under any environmental law or regulation;
                    (B) Legal fees and costs arising from any judicial, investigative or administrative proceeding relating to any environmental law or regulation;
                    (C) Civil or criminal fees, fines or penalties levied with respect to the violation of any environmental law or regulation; and
                    (D) Fees and costs payable to environmental consultants, engineers, or other experts, including legal counsel, relating to the identification, avoidance or prevention of or in any other manner related to any environmental law or regulation.
               (ii) This right to indemnification or reimbursement shall extend to environmental expenses relating to:
                    (A) Any real property or business enterprise which is or has at any time been owned or operated by the Trustee as part of any trust; and
                    (B) Any real property or business enterprise which is or has at any time been owned or operated by a corporation or partnership in which the Trustee holds or has held at any time an ownership or management interest as part of any trust.
               (iii) The Trustee need not expend his, her or its own funds in payment of environmental expenses; instead, environmental expenses may be paid directly from trust assets. Any environmental expenses paid directly by the Trustee shall be reimbursed from the trusts holding the assets giving rise to the environmental expenses. Pending reimbursement from such trusts, the Trustee shall have a primary lien against the assets of such trusts.
               (iv) Notwithstanding anything in this Paragraph 5.10.d. to the contrary, this right of indemnification or reimbursement shall not apply to any environmental expenses resulting from the Trustee’s negligence, intentional wrongdoing, bad faith or reckless disregard of fiduciary obligation.
5.10.e.	Indemnification Of Trustee For Environmental Expenses In Excess Of Trust Value
               If the assets of any trust are insufficient, or there is insufficient liquidity in any trust to satisfy the obligation of indemnification or reimbursement for environmental expenses provided in Paragraph 5.10.d., the Trustee shall notify the Settlor and the Beneficiaries thereof. If the assets giving rise to the environmental expenses were directly or indirectly transferred to the trust by the Settlor, then the Settlor shall within thirty (30) days thereafter indemnify or reimburse the Trustee for such environmental expenses. Each of the Beneficiaries of such trust shall within thirty (30) days thereafter indemnify or reimburse the Trustee for such environmental expenses to the extent not otherwise indemnified or reimbursed by the Settlor. Any indemnification under this Paragraph shall be in a form acceptable to the Trustee. Upon the death of the Settlor or of a Beneficiary prior to the indemnification or reimbursement of the Trustee as required under this Paragraph, the obligation of indemnification or reimbursement shall constitute a lien upon the property of the Settlor or Beneficiary and the Settlor’s or Beneficiary’s estate, as the case may be, and a legally enforceable debt of the Settlor or Beneficiary.
5.10.f.	Exoneration Of Trustee For Acts Relating To Environmental Law
               The Trustee shall not be liable to any Beneficiary or to any third party for any action or inaction relating to any environmental law or regulation, or for the payment of any environmental expenses; provided, however, that the Trustee shall be liable for any such action, inaction or payment which is a breach of trust or is committed negligently, in bad faith or with reckless or intentional disregard of the Trustee’s fiduciary obligations hereunder.
5.10.g.	Allocation Of Environmental Expenses And Receipts Between Income And Principal
               The Trustee may allocate all environmental expenses paid and all reimbursements or other funds received relating to environmental expenses between income and principal of the trust estate. In making such allocation, the Trustee shall consider the effect of such allocation upon income available for distribution, the value of trust principal, and the income tax treatment of such expenses and receipts. The Trustee may create a reserve for payment of anticipated environmental expenses.
5.11.	Limitations On Trustee’s Powers
          The Trustee’s powers are subject to the Trustee’s duty to treat income and remaindermen beneficiaries equitably, and the grant of general powers above is limited as follows:
          5.11.a. Neither the Trustee, the Settlor nor any Nonadverse Party to the Settlor shall have any power which enables the Settlor, his wife or any other person to purchase, exchange or otherwise deal with or dispose of the principal or income from any trust created hereunder for less than an adequate consideration in money or money’s worth.
          5.11.b. Neither the Trustee, the Settlor nor any Nonadverse Party to the Settlor shall have any power which enables the Settlor or his wife to borrow the principal or income of any trust created hereunder, directly or indirectly, without adequate interest or without adequate security.
          5.11.c. No person acting in a non-fiduciary capacity, including the Settlor, shall have the power to either vote or direct the voting of any stock or other securities constituting any portion of the trust estate or to direct investments or veto proposed investments hereunder.
          5.11.d. Income or principal of the trust estate shall not be used to discharge in whole or in part any person’s legal obligation, from time to time existing, under the laws of the state of their domicile, to support and educate any beneficiary under this document. When determining the legal obligation of any person (including any Trustee or the Settlor) to support and educate any beneficiary under this document, the existence of any trust and funds available to the beneficiary under such trust shall not be taken into consideration.
5.12.	Settlor’s Power To Substitute Assets Of Equivalent Value
          The Settlor shall have the power, exercisable in a non-fiduciary capacity, to reacquire any or all of the principal or income of any trust established hereunder by substituting other assets of equivalent value, until such time, as any, as the Settlor relinquishes the foregoing power in a writing delivered to the Trustee. This power shall be exercised by written notice to the Trustee, who shall promptly comply with the notice.

ARTICLE 6
DEFINITIONS
     As used in this document, the terms set forth below shall have the following meanings:
     6.1. Agent
          An individual’s “Agent” means (i) the individual’s attorney-in-fact acting under a durable power of attorney, to the extent such durable power of attorney specifically authorizes the exercise of a particular power, or (ii) the individual’s duly appointed conservator or guardian, to the extent such conservator or guardian gives notice to the Trustee and obtains approval for the exercise of such power from the Court which appointed the Agent as such conservator or guardian.
     6.2. Appropriate Interest
          “Appropriate interest” means interest payable at the statutory rate of interest set forth in California Probate Code §12001, beginning from the date specified in California Probate Code §12003 and continuing until the date of payment.
     6.3. Beneficiary
          “Beneficiary” means any person who may receive mandatory or discretionary distributions of income or principal hereunder.
     6.4. Charity
          “Charity” means an organization described in Code §§170(c), 2055(a) and 2522(a).
     6.5. Child, Grandchild And Issue
          “Child” includes (i) lawful blood descendants, (ii) persons legally adopted before attaining majority, whether born or adopted before or after the date of execution of this document, and (iii) illegitimate offspring provided that a parent-child relationship is determined to exist with the parent in question under the California Uniform Parentage Act in effect from time to time; provided, however, that if the parent in question is competent for more than one year (at any time) after an illegitimate offspring is born, such offspring shall be considered a child only if the parent has, for some period, had a normal parent-child relationship with such offspring. “Child” specifically excludes foster children and stepchildren. “Grandchild” refers to a child’s child. “Issue” includes a person’s lineal descendants, determined as provided in this Paragraph, of all generations.

     6.6. Code
          “Code” means the Internal Revenue Code of 1986.
     6.7. Education
          “Education” includes private elementary and secondary schooling, including instruction in music, art and other subjects conducted either before or after the regular school day, vocational training, college and postgraduate study, at an institution of the individual’s choice and payments for such education shall include tuition, books, supplies, tutors and reasonable travel and living expenses.
     6.8. Exempt Trust
          An “Exempt Trust” is a trust which has an Inclusion Ratio of zero for purposes of the generation-skipping transfer tax.
     6.9. Income Beneficiary
          “Income Beneficiary” means any person entitled, at the time such person’s status is to be determined, to mandatory or discretionary distributions of income hereunder.
     6.10. Independent Trustee
          “Independent Trustee” means a Trustee who is neither (i) a Beneficiary of any trust established under this document, (ii) a person who has transferred or joined in the transfer of property to such trust, nor (iii) a Related or Subordinate Party to any person described in clauses (i) or (ii) above. If a General Power of Appointment held by a Beneficiary of a trust may only be exercised with the consent of the Independent Trustee, the term “Independent Trustee” also means a person who does not have a substantial interest in the property subject to the power which is adverse to the exercise of the power in favor of the Beneficiary, his or her estate, his or her creditors or the creditors of his or her estate.
     6.11. May
          “May” is discretionary. Unless the discretion is made absolute, the Trustee must act reasonably and not in bad faith. If the discretion is made absolute, the Trustee must not act in bad faith.
     6.12. Non-Exempt Trust
          A “Non-Exempt Trust” is a trust which has an Inclusion Ratio of greater than zero for purposes of the generation-skipping transfer tax.

     6.13. Pay To
          “Pay to” includes applications of benefits for a Beneficiary and payments to a Beneficiary’s Agent. If the Trustee is directed to pay all of the net income of a trust to an Income Beneficiary, such payments or applications shall be in monthly or other convenient installments, but not less frequently than quarterly. If the Trustee is granted the discretion to distribute income and/or principal to a Beneficiary, the Trustee shall take into consideration (i) the income, estate, generation-skipping transfer, excise and other tax consequences to the trust and to the Beneficiary from making or not making the distribution and (ii) the Beneficiary’s other income and resources to the extent that they are reasonably available to be used by the Beneficiary for the purposes for which such discretionary distribution is authorized. If the Beneficiary is also a Beneficiary of one or more other trusts, whether administered under this document or otherwise, the Trustee shall consult with the trustee of said other trust or trusts in determining whether to distribute income and/or principal to such Beneficiary; in such consultation, the Trustee shall take into account the income, estate, generation-skipping transfer, excise and other tax consequences to such other trust and to the Beneficiary from making or not making the distribution from such other trust. The discretion to distribute income and/or principal for the support of a Beneficiary in accordance with his or her accustomed standard of living includes, but is not limited to, the right to distribute income and/or principal to assist the Beneficiary in purchasing, improving, repairing and remodeling a principal residence and/or vacation home or entering into, purchasing or engaging in a trade or business. The Trustee may budget the estimated annual income and expenses of any trust created herein in such manner as to equalize, as far as practicable, periodic income payments to beneficiaries of such trust where such equalization appears advisable.
     6.14. Qualified Annuity Interest
          A “Qualified Annuity Interest” shall have the meaning ascribed to it in Treasury Regulation §25.2702-3, as supplemented by any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued.
     6.15. Right Of Representation
          Distribution of property to or division of property among the issue of a person by “right of representation” means to divide the property into as many equal shares as there are living children of such person, if any, and deceased children of such person who leave issue then living. Each living child of such person shall be allocated one share, and the share of each deceased child who leaves issue then living shall be allocated in the same manner.

     6.16. Shall
          “Shall” is mandatory.
     6.17. Tax Terminology
          If used in this document, the following terms shall have the meanings set forth or determined in accordance with the Code: “Adjusted Gross Estate,” “Adjusted Taxable Gifts,” “Direct Skip,” “General Power of Appointment,” “Gross Estate,” “Inclusion Ratio,” “Income in Respect of a Decedent,” “Maximum Federal Estate Tax Rate,” “Nonadverse Party,” “Related or Subordinate Party,” “S Corporation,” “Taxable Estate” and “Tentative Tax.”
     6.18. Value
          “Value” means fair market value as defined in Treasury Regulation §20.2031-1(b).
ARTICLE 7
MISCELLANEOUS PROVISIONS
     7.1. Captions
          Article numbers, the division of this document into articles and the use of captions are for convenience only and are not to be considered in the construction and interpretation of this document.
     7.2. Partial Invalidity
          If any provision of this document is unenforceable, the remaining provisions shall, nevertheless, be carried into effect.
     7.3. Rules Of Construction And Change Of Situs
          The validity, construction and all rights under this document are governed by the internal law (and not the law of conflicts) of the State of California; provided, however, that all matters pertaining to the Trustee’s administration of real property shall be governed by the laws of the situs of such real property, including such state’s conflict of law principles, and the interest of any Settlor in such real property shall continue to be real property and shall not be deemed to have been converted into personal property. This Paragraph shall apply regardless of any change of residence of any Trustee or any Beneficiary, or the appointment or substitution of a Trustee residing in another state. The Trustee may, with the consent of a majority in percentage interest of all Income Beneficiaries of any trust or their Agents, change the situs of such trust and elect to have such trust be governed by the laws of another state.

     7.4. Interpretation
          The masculine, feminine or neuter and the singular and plural shall include the others as appropriate. Unless otherwise specified to the contrary, reference to a particular section of any code, statute or regulation includes any successor thereto and amendment thereof.
     7.5. Intentional Omission
          The Settlor has intentionally omitted to provide in this document for any person or persons not mentioned herein who, if the Settlor had died intestate, would be entitled to share in his estate as an heir at law or otherwise.
     Executed on September           , 2009, at Manhattan Beach, California.

/s/ ROBERT Y. GREENBERG	/s/ GIL N. SCHWARTZBERG
ROBERT Y. GREENBERG, SETTLOR	GIL N. SCHWARTZBERG,
TRUSTEE

NOTARIAL ACKNOWLEDGMENTS

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	) ) )
On September 14, 2009, before me, Rebecca M. Hugh                                                             , Notary Public, (here insert name and title of the officer) personally appeared ROBERT Y. GREENBERG, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Rebecca M. Hugh                                                             (Seal)

STATE OF CALIFORNIA COUNTY OF LOS ANGELES	) ) )
On September           , 2009, before me,                                                              , Notary Public, (here insert name and title of the officer) personally appeared GIL N. SCHWARTZBERG, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                              (Seal)

EXHIBIT A
LIST OF ASSETS INITIALLY
FUNDING TRUST
2.5 million Class B Shares of Skechers USA, Inc.
EXHIBIT A

THE ROBERT Y. GREENBERG 2009 ANNUITY TRUST

(continued)

-ii-

(continued)

-iii-

THE M. SUSAN GREENBERG 2009 ANNUITY TRUST
ARTICLE 1
INTRODUCTION
     1.1. Creation Of Trust
          M. SUSAN GREENBERG, who is referred to herein as the “Settlor,” declares that she has transferred and delivered to GIL N. SCHWARTZBERG, who is referred to herein as the “Trustee,” in trust, the property described in Exhibit “A” hereto and such other property as may be subject to this document. As a matter of convenience, all property at any time subject to this document is collectively referred to as the “trust estate.” No consideration was or will be given by the Trustee to the Settlor for the transfer to the Trustee of any of the trust estate. The Trustee accepts such title to the trust estate as transferred to him without liability or responsibility for the conditions or validity of the title. The Trustee acknowledges that the trust estate has been or will be transferred to the Trustee, as a gift irrevocably in trust, solely for the uses and purposes provided in this document.
     1.2. Name Of Document
          This document shall be known as THE M. SUSAN GREENBERG 2009 ANNUITY TRUST. As a matter of convenience, a trust created hereunder is sometimes referred to in this document by reference to the tax election(s) made with respect to such trust and/or the name of its Income Beneficiaries.
     1.3. Irrevocability Of Trust
          Except as specifically provided to the contrary in this document, this document and the trusts established hereunder are irrevocable and may not be altered or amended.
     1.4. Rules Of Construction
          All provisions of this document shall be interpreted, applied and construed in accordance with the definitions set forth in Article 6.
ARTICLE 2
DISTRIBUTION OF TRUST ESTATE
     2.1. Qualified Annuity Trust
          It is the Settlor’s intention that this instrument create a Qualified Annuity Trust during the Fixed Term of the Settlor’s interest and that the Settlor’s interest in the trust constitute a “Qualified Annuity Interest” within the meaning of Section 25.2702-3 of the

Treasury Regulations. Therefore, all provisions of this instrument shall be interpreted and limited accordingly, and the Trustee shall not take any action nor have any power which would impair the ability of this trust so to qualify. Should any provision of this document be in conflict with the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued, dealing with Qualified Annuity Interests, such provisions shall be deemed to override and supersede the conflicting provisions herein. If the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued, require that a Qualified Annuity Trust contain provisions that are not expressly set forth herein, such provisions shall be incorporated herein by reference as if set forth in full as of the date of execution hereof. Unless prohibited by the by the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, the Trustee shall have the power, acting alone, to amend the provisions of this document in any manner required for the sole purpose of ensuring that the annuity trust established hereunder qualifies and continues to qualify as a Qualified Annuity Trust. The Trustee may exercise such power either by a duly acknowledged written instrument executed by the Trustee and delivered to all beneficiaries living at the date of such amendment, or by petitioning any court which may acquire jurisdiction over this document to have the provisions hereof reformed accordingly. The Trustee is further authorized to enter into any and all agreements with the Internal Revenue Service or any other governmental body or official or to execute, from time to time, any agreements, declarations of policy or disclaimers that may be required in order for this trust to qualify as a Qualified Annuity Trust.
     2.2. Fixed Term Of The Settlor’s Interest
          The Fixed Term of the Settlor’s interest means a period of two (2) years, commencing with the date of execution of this document.
     2.3. Administration Until Expiration Of Fixed Term Or Settlor’s Death
          Until the expiration of the Fixed Term of the Settlor’s interest, the trust estate shall be held, administered and distributed as provided in this Paragraph 2.3.
          2.3.a. Annuity Amount
               The annuity amount for the first annuity payment shall be an amount equal to 47.85834% of the value of the Initial Value, as defined in Paragraph 2.3.e., and the annuity amount for the second annuity payment shall be an amount equal to 57.43% of the Initial Value. Each of the two annuity payments is referred to herein as an “Annuity Amount.”

          2.3.b. Payments Of Annuity Amount From Trust Estate
               The Trustee shall pay the Annuity Amount for each taxable year of this trust to M. SUSAN GREENBERG’S SEPARATE PROPERTY TRUST under THE GREENBERG FAMILY TRUST for the Settlor’s benefit; provided, however, that the Settlor may at any time direct that the Annuity Amount be paid to the Settlor, her estate or another trust revocable by the Settlor. The recipient of the Annuity Amount is hereinafter referred to as the “Payee.” Each Annuity Amount shall be paid in a single installment annually on the calendar month and day immediately preceding the calendar month and day on which this document is executed, first from the net income of the trust and, to the extent such income is insufficient, then from principal.
          2.3.c. No Payment Of Annuity Amount By Note Or Debt Instrument
               Each Annuity Amount may be paid in cash or in kind, but shall not be paid by means of a note, other debt instrument, option or other similar financial arrangement.
          2.3.d. Late Payments
               The right to receive payments pursuant to Paragraph 2.3.b. shall begin on the date of execution of this document. The Annuity Amount payable under Paragraph 2.3.b. for any taxable year may be paid after the close of the taxable year, provided the payment is made no later than the date by which the Trustee is required to file the federal income tax return of the trust for the taxable year (without regard to extensions).
          2.3.e. Incorrect Valuation
               For purposes of determining the Annuity Amounts, the “Initial Value” shall equal the value of the property transferred by the Settlor to the Trustee as finally determined for federal gift tax purposes. If the value of any property or interest is incorrectly determined, then within a reasonable period after such value is finally determined for federal gift tax purposes, the Trustee shall pay to (in the case of an undervaluation) the Payee or shall receive from (in the case of an overvaluation) the Payee, as the case may be, an amount equal to the difference between the Annuity Amounts properly payable and the Annuity Amounts actually paid to the Payee. Any such payment shall bear interest at such rate and in such manner as may be required by the Code, Treasury Regulations or any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, as now in effect or as subsequently issued from time to time.
          2.3.f. Short Taxable Year
               The Trustee shall prorate the Annuity Amount on a daily basis for a short first taxable year and for the short taxable year during which the payment of the Annuity

Amount terminates. In the case of a taxable year which is for a period of less than twelve (12) full months, other than the last taxable year of the trust, the Annuity Amount shall be the amount otherwise determined multiplied by a fraction, the numerator of which is the number of days in the taxable year of the trust, and the denominator of which is 365 (or 366 if a leap year). If the last taxable year of the trust is less than twelve (12) full months, the Annuity Amount shall be the amount otherwise determined multiplied by a fraction, the numerator of which is the number of days in the period beginning on the first day of such taxable year and ending on the day the trust terminates, and the denominator of which is 365 (or 366 if a leap year).
          2.3.g. Additional Contributions Prohibited
               No additional contributions may be made to this trust.
          2.3.h. No Distributions Other Than Annuity Amount
               During the Fixed Term of the Settlor’s interest, no distribution may be made from this trust to or for the benefit of any person or entity, except for the payment of the Annuity Amounts to the Payee; provided, however, that this sentence shall not be construed as preventing the payment of expenses properly chargeable to this trust.
          2.3.i. Term Of The Qualified Annuity Interest
               The term of the Settlor’s Qualified Annuity Interest shall terminate upon the expiration of the Fixed Term of the Settlor’s interest.
          2.3.j. No Commutation
               The Qualified Annuity Interest shall not be subject to commutation.
     2.4. Distribution Of Trust Estate Upon Expiration Of Fixed Term
          Upon the expiration of the Fixed Term of the Settlor’s interest, the remaining balance of the trust estate shall be divided into as many equal shares as are necessary to make the following distributions:
          2.4.a. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such

*	Confidential Portions Omitted and Filed Separately with the Commission.

trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
          2.4.b. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
          2.4.c. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
          2.4.d. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
          2.4.e. Gift To [*] Or Issue
               If [*] (“[*]”) or any of her issue survive the expiration of the Fixed Term of the Settlor’s interest, two (2) shares shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for her benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among her issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.

*	Confidential Portions Omitted and Filed Separately with the Commission.

          2.4.f. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, one (1) share shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
          2.4.g. Gift To [*] Or Issue
               If [*] (“[*]”) or any of his issue survive the expiration of the Fixed Term of the Settlor’s interest, one (1) share shall be held in trust for their benefit. If [*] survives the expiration of the Fixed Term of the Settlor’s interest, such trust shall be administered for his benefit as provided in Paragraph 2.5.a., and if [*] fails to survive the expiration of the Fixed Term of the Settlor’s interest, such trust shall be divided among his issue as provided in Paragraph 2.5.b.; in either situation, [*] shall be considered the “Descendant” for purposes of the relevant Paragraph.
     2.5. Administration Of Trusts For Settlor’s Issue
          The following provisions shall apply to the administration of the trusts established for the Settlor’s issue. The primary beneficiary of each such trust is referred to herein as the “Descendant.”
          2.5.a. Administration Of Trusts For Living Descendant
               (i) Distributions Of Income And Principal. Until the Descendant attains age twenty-five (25), the Trustee shall pay to the Descendant as much of the net income and principal of his or her trust as the Trustee considers appropriate for the Descendant’s health, education, maintenance support in his or her accustomed standard of living. Any income not so distributed shall become principal. From and after the Descendant’s attainment of age twenty-five (25), the Trustee shall pay to the Descendant the net income of his or her trust. If the Trustee considers this income to be insufficient, the Trustee shall also pay to the Descendant as much of the principal of his or her trust as the Trustee considers appropriate for the Descendant’s health, education, maintenance support in his or her accustomed standard of living. In addition, the Trustee shall pay to the Descendant as much principal of his or her trust as the Independent Trustee determines from time to time in the Independent Trustee’s sole discretion. The Independent Trustee shall not be subject to any obligation, liability or surcharge

*	Confidential Portions Omitted and Filed Separately with the Commission.

for making or not making distributions from the Descendant’s trust unless such action was taken in bad faith.
               (ii) Descendant’s Limited Lifetime Power Of Appointment. The Descendant may, during his or her lifetime, appoint all or any portion of the principal and undistributed income of his or her trust, on any terms and conditions, either outright or in trust, in favor of any one or more of the Descendant’s issue. Such power may not be exercised for the benefit of the Descendant, the Descendant’s estate or the creditors of the Descendant or of the Descendant’s estate. To the extent a Descendant’s appointment affects future distributions, it may be revoked or amended by a subsequent appointment by the Descendant.
               (iii) Descendant’s Limited Testamentary Power Of Appointment. Upon the Descendant’s death, the Descendant may appoint all or any portion of the principal and undistributed income of his or her trust, on any terms and conditions, either outright or in trust, in favor of any one or more persons other than the Descendant’s estate or the creditors of the Descendant or of the Descendant’s estate.
               (iv) Disposition Of Descendant’s Trust Not Effectively Appointed By Descendant. Upon the Descendant’s death, any portion of the Descendant’s trust not effectively appointed by the Descendant (the “Unappointed Property”) shall be allocated to a trust for the benefit of the Descendant’s issue, to be divided and administered as provided in Paragraph 2.5.b. If the Descendant is an issue of a child of the Settlor (with such child referred to herein as the Descendant’s “Ancestor”) and is not survived by issue, the Unappointed Property instead shall be distributed, by right of representation, to those issue of the Ancestor who are the then living issue of the Descendant’s closest lineal ancestor who has issue of the Ancestor then living. Any part of the Unappointed Property which is distributable to an individual who is an issue of the Ancestor either (A) shall be added to the trust for the individual’s benefit then being administered under this document, to be administered according to its terms; or (B) if no trust is then being administered under this document for the individual’s benefit, shall be retained in a new trust for the individual’s benefit, to be administered as provided in this Paragraph 2.5.a. (with the individual considered the “Descendant” for purposes of this Paragraph). If either (1) the Descendant is a child of the Settlor who dies without issue or (2) the Descendant is not a child of the Settlor but there are no then living issue of the Descendant’s Ancestor, the Unappointed Property instead shall be distributed as provided in Paragraph 2.4. as if (a) the Descendant’s death was the expiration of the Fixed Term of the Settlor’s interest and (b) the Unappointed Property was the remaining balance of the trust estate.

          2.5.b. Administration Of Trusts Allocated To Issue Of Deceased Descendant
               Each trust allocated to a group composed of the living issue of a deceased Descendant shall be divided into equal parts. One equal part shall be allocated to each then living child of the deceased Descendant, and one equal part shall be allocated to each group composed of the then living issue of a deceased child of the deceased Descendant. Each part shall constitute a separate and independent trust, and Exempt Trusts shall remain separate from Non-Exempt Trusts. A trust for a living child of the deceased Descendant shall be administered for the child’s benefit as provided in Paragraph 2.5.a. (with the child considered the “Descendant” for purposes of that Paragraph), and a trust for the then living issue of a deceased child of the deceased Descendant shall be further divided for the benefit of such issue as provided in this Paragraph 2.5.b. (with the deceased child considered the deceased “Descendant” for purposes of this Paragraph).
     2.6. Distribution To Beneficiary Under Age Twenty-Five Or Lacking Legal Capacity
          If any provision of this document would require the Trustee to distribute a trust (other than any Qualified Subchapter S Trust), or a portion thereof, to an individual who, at the time of such distribution, has not attained age twenty-five (25) or is lacking legal capacity, the Trustee may:
          2.6.a. Distribute such property to the individual or to the individual’s Agent, if any; or
          2.6.b. If the individual has not attained age twenty-five (25), distribute such property to a custodian under the California Uniform Transfers to Minors Act until the age of twenty-five (25); or
          2.6.c. Retain in further trust the property which would otherwise have been distributed to the individual and pay to him or her as much of the net income and principal thereof as the Trustee considers necessary for his or her health, education, maintenance and support in his or her accustomed standard of living. Upon the last to occur of (i) the individual attaining age twenty-five (25) or (ii) the individual regaining legal capacity, as the case may be, the Trustee shall distribute to him or her the principal and undistributed income then being administered for his or her benefit. If the individual dies before becoming entitled to receive distribution in full of his or her trust, then upon his or her death, he or she may appoint all or any portion of the principal and undistributed income of his or her trust on any terms and conditions, either outright or in trust, in favor of any one or more persons and entities, including his or her estate. Any portion of such trust not effectively appointed by the individual shall be distributed to his or her estate.
     2.7. Distributions From Multiple Trusts
          2.7.a. Distributions From Separate Trusts
               If the terms of any divided trust or the terms of any multiple trusts for the same Beneficiary, whether administered under this document or otherwise, authorize or require distribution to a Beneficiary of a pecuniary amount or payments for the same purpose, the aggregate amount paid from all such trusts for such purpose shall not exceed the maximum amount that could be paid to such Beneficiary from any one of such trusts. The Trustee may, in the Trustee’s discretion, charge all of a payment to one trust to the exclusion of the others, or the Trustee may charge a portion of such payment to two or more trusts.
          2.7.b. Consultation With Other Trustee
               If any Beneficiary is also a Beneficiary of one or more other trusts, whether administered under this document or otherwise, the Trustee shall consult with the trustee of such other trust(s) in determining whether to make distributions from a trust hereunder to such Beneficiary; in such consultation, the Trustee shall take into account the income, estate, generation-skipping transfer, excise and other tax consequences from making or not making the distribution from a particular trust.
     2.8. General Power Of Appointment
          2.8.a. Additional Power Of Appointment
               Subject to the provisions of Paragraph 2.8.d., if a generation-skipping transfer tax would be payable upon the death of a Beneficiary, other than the Settlor, with respect to any trust but for the provisions of this Paragraph 2.8., then upon the Beneficiary’s death, in addition to any limited power of appointment the Beneficiary may have hereunder, he or she may appoint all or any portion of the part of such trust as is set forth below on any terms and conditions, either outright or in trust, in favor of any one or more of the Beneficiary’s creditors:
               (i) That part of such trust, up to the whole thereof, which as of the date of the Beneficiary’s death has a value equal to the amount (under the rate schedule of Code §2001 then applicable) with respect to which the marginal Tentative Tax rate equals the Maximum Federal Estate Tax Rate, reduced (but not below zero) by the amount, if any, by which the sum of (A) such Beneficiary’s Adjusted Taxable Gifts at the time of his or her death and (B) the Beneficiary’s Adjusted Gross Estate, calculated without consideration of the General Power of Appointment created under this Paragraph or of any other General Power of Appointment under a document that becomes irrevocable after the date of this document, exceeds (C) the deductions provided for in Code §2055 and Code §2056 allowed with respect to property included in such Adjusted Gross Estate. If there are two or more trusts under this document for the Beneficiary to which the General Power of Appointment created by this Paragraph applies, the Beneficiary may appoint a portion of each such trust. With respect to any such trust, such portion shall equal the value determined under this Paragraph multiplied by a fraction, the numerator of which is the value of such trust, and the denominator of which is the aggregate value of all such trusts.
               (ii) The balance of any such trust, if including such balance in the Beneficiary’s Taxable Estate would cause the estate tax payable at the Beneficiary’s death to be less than the generation-skipping transfer tax payable at the Beneficiary’s death if such balance were not so included.
          2.8.b. Property Not Otherwise Appointed
               Any portion of any trust not effectively appointed upon the Beneficiary’s death under this Paragraph 2.8. shall be distributed pursuant to the terms of such trust without regard to this Paragraph 2.8.
          2.8.c. Action To Reduce Generation-Skipping Transfer Tax
               For purposes of implementing the provisions of this Paragraph 2.8., the Trustee may take whatever action is deemed necessary or appropriate to reduce the amount of generation-skipping transfer tax payable and to resolve ambiguities arising in situations not explicitly covered by this Paragraph 2.8. The Trustee shall not be subject to any obligation, liability or surcharge for acting or failing to act under this Paragraph 2.8., unless such action or failure to act was in bad faith.
          2.8.d. Direct Skip If General Power Of Appointment Not Exercised
               If the Beneficiary’s failure to exercise the General Power of Appointment granted under this Paragraph 2.8. would result in a Direct Skip from the Beneficiary, then notwithstanding the foregoing provisions of this Paragraph 2.8., the Beneficiary shall have no General Power of Appointment hereunder.
     2.9. Death Of All Beneficiaries
          If all of the Settlor’s issue die before complete distribution of the trust estate, that portion of the trust estate then remaining shall be distributed to the Settlor’s heirs, whose identities and shares shall be determined at the time of the event requiring distribution under this Paragraph 2.9. as though the Settlor’s death and her husband’s death occurred simultaneously immediately following such event, and according to the California laws of intestate succession then in force relating to separate property not acquired from a parent, grandparent or previously deceased spouse. However, if after six (6) months of reasonable search following the occurrence of such event, the Trustee is unable to identify and locate any such heirs of the Settlor, the property distributable to such heirs shall instead be distributed to one or more Charities selected by the Trustee.
     2.10. Survivorship Provision
          If any person named or described in this Article 2 fails to survive any event by thirty (30) days, such person shall be deemed to have predeceased that event, and any gifts to or for the benefit of such person occurring by reason of that event, unless otherwise specifically provided to the contrary, shall lapse and instead shall be distributed as part of the residue of the trust from which such gift is directed to be made.
     2.11. Rule Against Perpetuities
          Unless earlier terminated, each trust established hereunder or by the exercise of a power of appointment granted hereunder shall terminate as follows:
               2.11.a. All trusts shall terminate twenty-one (21) years after the death of the last survivor of the issue of the Settlor’s grandparents and the issue of the grandparents of ROBERT Y. GREENBERG who are living on the date of this document. Notwithstanding the foregoing, any trust established by the exercise of a lifetime General Power of Appointment shall terminate as provided in the instrument in which such power is exercised.
               2.11.b. Upon such termination, each trust shall be distributed to the Income Beneficiaries thereof in proportion to their respective rights to receive income. In the case of a trust providing for discretionary income distributions, the trust estate shall be distributed by right of representation to the issue of the Settlor who are Income Beneficiaries or, if there are none, in equal shares to all Income Beneficiaries.
ARTICLE 3
PROVISIONS REGARDING TRUSTEES
     3.1. Appointment Of Trustees
          GIL N. SCHWARTZBERG shall serve as Trustee. If GIL N. SCHWARTZBERG ceases to serve and has not designated a successor as provided in

Paragraph 3.2., REGINA BROWN shall serve as Trustee. If REGINA BROWN fails to qualify or also ceases to serve and has not designated a successor as provided in Paragraph 3.2., JACK SUZAR shall serve as Trustee.
     3.2. Designation Of Co-Trustees And Successor Trustees
          3.2.a. At any time and from time to time, any individual serving as Trustee may designate one or more persons to serve as Co-Trustees with him or her or as successor Trustees after he or she ceases to serve as a Trustee. Additionally, a designation may (i) specify the compensation for so serving, (ii) be for a fixed or an unlimited duration, (iii) be subject to the designating Trustee’s subsequent revocation or alteration, (iv) be for all or a portion of such Trustee’s powers, and (v) otherwise set forth terms and conditions of such service as are not inconsistent with this document.
          3.2.b. This power to designate Co-Trustee(s) and successor(s) may be exercised only by delivering to the designee(s) and to the then adult Income Beneficiaries of such trust a signed and acknowledged writing specifically referring to this Paragraph. Any designation of successors may be revoked or amended by a subsequent designation that complies with the foregoing formalities. As used in this Paragraph, the term “person” includes a corporate Trustee. If a conflict occurs between the terms of two or more designations, the terms of the most recent designation shall prevail.
     3.3. Provisions Concerning Successor Trustees
          No person shall be deemed to have qualified as a Co-Trustee or as a successor Trustee of any trust unless such person consents to serve in such capacity in a writing delivered to his, her or its predecessor or, if such predecessor is not then living and competent, with the then adult Income Beneficiaries of such trust. Such writing shall specifically acknowledge acceptance of any terms and conditions imposed on such person so serving, including but not limited to limitations on compensation, duration of service and exercisable powers. Such person may undertake a reasonable investigation into the assets and liabilities of such trust before consenting to serve. All reasonable expenses incurred by such person in determining whether or not to consent to serve shall be paid from such trust as an expense of administration.
     3.4. Exculpatory Clause
          3.4.a. No Trustee without actual notice of any death, birth or other event upon which the right to payments under this document depends shall be liable for any disbursements unless made in bad faith.

          3.4.b. No Trustee or successor Trustee shall be liable or responsible for the acts, omissions or defaults of a Co-Trustee or predecessor Trustee, as the case may be, provided that he or she does not have actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults. Unless, within ninety (90) days of his, her or its appointment, a successor Trustee is requested in writing by a Beneficiary or a Beneficiary’s Agent to investigate the actions of the predecessor Trustee, such successor Trustee shall not be required to make such investigation and may accept the accounting records of the predecessor Trustee without liability. If requested to investigate any action of the predecessor Trustee, all Trustee’s fees, attorneys’ fees, accounting fees and other fees and costs so incurred shall be paid by and charged against the trust estate, subject to any right of reimbursement or contribution from the predecessor Trustee.
          3.4.c. No Trustee who has (i) designated Co-Trustees or successor Trustees, (ii) delegated powers during a delegation period, or (iii) employed professionals to assist with the administration of any trust established hereunder, shall be liable or responsible for the acts, omissions or defaults of such designees, delegates or professionals, nor shall the Trustee be obligated to supervise or monitor any of them (except on a semi-annual basis), unless either (A) the Trustee made such designation, delegation or employed such professional in bad faith, with gross negligence or with willful misconduct, or (B) the Trustee has actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults.
     3.5. Voluntary Resignation
          A Trustee may resign upon written notice to all other Trustees or, if there are none, to his, her or its successor or, if there is none, to all then Income Beneficiaries. However, such Trustee shall not be relieved of liability until his, her or its successor, if any, has qualified and such Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8.
     3.6. Incapacity Of Trustee
          Any individual Trustee who is deemed incapacitated pursuant to Paragraph 3.6.a. shall temporarily or permanently, as the case may be, cease to serve as a Trustee of all trusts under this document as provided in Paragraph 3.6.b.
          3.6.a. Determination Of Incapacity Or Capacity
               For purposes of this document, an individual Trustee shall be deemed to be incapacitated (or to have recovered from a temporary incapacity) if either (i) the individual’s regular attending physician (provided such physician is not related by blood or marriage to any Trustee or Beneficiary) examines such individual and certifies in writing that such individual is or is not temporarily or permanently incapacitated (hereinafter referred to as a “determination”), (ii) both a board-certified psycho-neurologist and a board-certified psychiatrist, neither of whom is related by blood or marriage to any Trustee or Beneficiary, examine such individual and certify in writing that such individual is or is not temporarily or permanently incapacitated (also referred to as a “determination”) or (iii) the court having jurisdiction over any trust under this document of which such individual is serving as Trustee finds that such individual is or is not temporarily or permanently incapacitated (hereinafter referred to as a “finding”). As used herein, the term “incapacitated” means incapable of exercising powers as Trustee under the criteria set forth in California Probate Code §810 et. seq. If any Trustee (including a person who has been determined to be incapacitated) or Beneficiary disputes a determination, such Trustee or Beneficiary may petition the court for a finding under this Paragraph, and the court’s finding shall supersede the determination. The expenses of any examination or court proceeding under this Paragraph 3.6.a. shall be paid from all trusts under this document of which such individual is a Trustee in proportion to the relative book values of such trusts.
          3.6.b. Effect Of Determination Or Finding Of Incapacity
               (i) Temporary Incapacity. An individual Trustee shall temporarily cease to serve as Trustee of all trusts under this document upon a determination or finding of temporary incapacity. If the temporarily incapacitated Trustee is serving as a Co-Trustee, the other Trustee(s) shall make any and all decisions during the period of temporary incapacity as though they were the only Trustee(s), and no successor Trustee for such temporarily incapacitated Trustee shall serve in his or her place. If the temporarily incapacitated Trustee is serving as sole Trustee, the successor Trustee(s) named or designated herein shall serve in his or her place and shall make any and all decisions during the period of temporary incapacity as though they were the only Trustee(s).
               (ii) Resumption Of Trusteeship Upon Recovery From Temporary Incapacity. Any Trustee deemed to be temporarily incapacitated shall resume serving as a Trustee upon a determination or finding of capacity made within ninety (90) days following the determination or finding of temporary incapacity. Unless an accounting is waived by a majority in percentage interest of all Income Beneficiaries of any trust, the successor Trustee serving in place of a temporarily incapacitated sole Trustee during the period of temporary incapacity shall not be relieved of liability with respect to such trust until such successor Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8.

               (iii) Permanent Incapacity. An individual Trustee shall permanently cease to serve as Trustee of all trusts under this document upon the first to occur of (A) the expiration of ninety (90) days following a determination or finding of temporary incapacity, unless the individual Trustee has resumed serving as Trustee pursuant to subparagraph (ii) above, and (B) a determination or finding of permanent incapacity. For purposes of the preceding sentence, if, within ten (10) days following an individual Trustee’s resumption of service as Trustee pursuant to subparagraph (ii) above, there is a subsequent determination or finding of his or her incapacity, the temporary period of capacity shall be disregarded and the ninety (90) day period shall commence from the initial determination or finding of incapacity. A Trustee who permanently ceases to serve as Trustee pursuant to this Paragraph shall not be relieved of liability as Trustee until his or her accounting has been settled pursuant to Paragraph 5.7. or 5.8.
          3.6.c. Consent To Examination And Waiver Of Doctor-Patient Privilege
               Each individual Trustee hereunder, by accepting his or her office, agrees (i) to cooperate in any examination reasonably necessary to carry out the provisions of this Paragraph 3.6., (ii) to waive the doctor-patient privilege in respect to the results of such examination to the extent required to implement this Paragraph 3.6. and otherwise to facilitate the administration of all trusts being administered hereunder, and (iii) that his or her obligation to comply with the provisions of this Paragraph 3.6. is specifically enforceable.
     3.7. Delegation By Trustees Permitted
          3.7.a. If Co-Trustees are serving hereunder, an individual Co-Trustee may from time to time delegate to the other Co-Trustees all or any of his or her powers as Trustee. Such delegation shall be in writing, shall be delivered to all other Co-Trustees, shall specify the power(s) delegated and may be revoked or modified by a comparable writing. A statement that the Trustee delegates all powers granted by this document shall be sufficient to delegate all such powers. Powers vested in an Independent Trustee may only be delegated to another Independent Trustee.
          3.7.b. Any third party, including any bank, savings and loan, title insurer, stock or bond broker or transfer agent may rely upon any delegation under this Paragraph 3.7. and shall incur no liability for any action taken in reliance on such delegation in the absence of actual knowledge of its revocation or modification.

          3.7.c. Any Co-Trustee who delegates all or any of his or her powers as Trustee shall not be liable or responsible for the acts, omissions or defaults of the other Co-Trustee(s) during the period of delegation provided that he or she does not have actual knowledge of facts which might reasonably be expected to put him or her on notice of such acts, omissions or defaults.
     3.8. Conflicts Of Interest
          No Trustee named or designated herein shall be disqualified by reason of owning an interest in real or personal property, or in a corporation or other business venture, or by reason of being an officer, director or employee of any corporation or other business venture, an interest in which is also a part of the trust estate.
     3.9. Removal And Replacement Of Trustee
          A majority in percentage interest of all Income Beneficiaries of any trust established hereunder may remove any Trustee thereof for reasonable cause. In such event, the next successor Trustee named in Paragraph 3.1. or designated as provided in Paragraph 3.2. shall serve in place of such removed Trustee. If no successor is so named or designated, a majority in percentage interest of all Income Beneficiaries of such trust may substitute a new Trustee in place of such removed Trustee. With respect to a replacement Trustee so substituted, the majority of Income Beneficiaries may specify (i) the compensation for so serving, (ii) the term or duration of service, (iii) the powers to be held by each replacement Trustee, and such majority may designate different persons to hold different powers; provided, however, that all of the removed Trustee’s powers are vested in one or more of the replacement Trustees, and/or (iv) otherwise set forth terms and conditions of such service as are not inconsistent with this document. When the removed Trustee has received written notice of his, her or its removal and has been notified in writing by his, her or its successor of the latter’s acceptance, the removed Trustee shall surrender to the appropriate replacement Trustee all books, records and assets in its possession comprising a portion of the trust estate or relating thereto. However, such removed Trustee shall not be relieved of liability until his, her or its replacement has qualified and such Trustee’s accounting has been settled pursuant to Paragraph 5.7. or 5.8. As used in this Paragraph, the term “reasonable cause” includes, but is not limited to, (i) the legal incapacity of the Trustee; (ii) the willful or negligent mismanagement by the Trustee of trust assets; (iii) the abuse or abandonment of, or inattention to, the trust by the Trustee; (iv) a federal or state charge against the Trustee involving the commission of a felony or serious misdemeanor; (v) an act of stealing, dishonesty, fraud, embezzlement, moral turpitude or moral degeneration by the Trustee; (vi) the Trustee’s use of narcotics or excessive amounts of alcohol; (vii) the Trustee’s poor physical, mental or emotional health which causes the Trustee to be unable to devote sufficient time to administer the trust; (viii) the Trustee’s failure to comply with a written agreement regarding compensation or any other legally enforceable written agreement affecting the trust’s operation; (ix) a demand for unreasonable compensation; (x) the failure of a corporate Trustee to appoint a senior officer with at least five (5) years of experience in administering trusts to handle the account; (xi) unreasonably high turnover of account officers assigned to the trust (unless requested by the Beneficiaries); (xii) unreasonably poor investment performance; (xiii) the removal of all current Income Beneficiaries from the State wherein the corporate Trustee is licensed to conduct business as a corporate Trustee; (xiv) the relocation of the Trustee away from the location where the trust operates so as to interfere with the administration of the trust; (xv) unreasonable lack of communication between the Trustee and the Beneficiaries; (xvi) unreasonably inaccurate or unclear transaction statements or statements of account; (xvii) unreasonable conflicts between the Trustee and the Beneficiaries caused by the Trustee; (xviii) merger, acquisition or a deteriorating financial condition of a corporate Trustee; or (xix) any other reason for which a court of competent jurisdiction would remove a Trustee. The power of removal and replacement may be exercised on a Beneficiary’s behalf by his or her Agent. If an Independent Trustee is removed pursuant to this Paragraph, only another Independent Trustee may be appointed to fill the vacancy so arising.
     3.10. Bond Waived
          No bond shall be required of any Trustee named herein, or of any Trustee designated herein if such designation waives bond for such Trustee, whether serving alone or with Co-Trustees and whether named or designated to serve alone or with Co-Trustees. Additionally, no bond shall be required of a Trustee neither named nor designated herein, unless requested by a majority in percentage interest of all Income Beneficiaries of such trust or their Agents.
     3.11. Compensation For Services
          While any corporate trustee serves as Trustee, the Trustee shall receive compensation for its services in the amount and at the time specified in its Schedule of Fees and Charges established from time to time by it for the administration of trusts of a character similar to this trust and in effect when such compensation is payable. Any individual Trustee shall pay himself or herself reasonable compensation for services rendered to the trust estate as Trustee, even if receiving compensation as a partner, officer, director or employee of any partnership, corporation or business venture, an interest in which is included in the trust estate, and shall reimburse himself, herself or itself for any expenses of the trust estate that such Trustee has paid. Notwithstanding the foregoing, any person may waive the right to compensation for services to be rendered the trust estate. A waiver may be limited in duration or to specific services. The

Trustee is authorized to retain himself or herself or any firm with which he or she is associated to render legal or other professional services. Fees may be paid for such services without respect to such relationship and without respect to any agreement which the Trustee may have with his or her firm concerning the division of fees and commissions after complying with the requirements of California Probate Code §15687, if applicable.
     3.12. Majority Control
          Subject to the provisions of Paragraph 3.13., when more than two Trustees are serving, the determination of a majority of them with respect to any matter affecting any trust shall control. The dissenting Trustees shall not be liable to any person for any action taken or not taken pursuant to the decision of the majority.
     3.13. Actions By Independent Trustee
          3.13.a. If any of the following powers are granted the Trustee by this document, such powers shall be exercised only by an Independent Trustee:
               (i) To make discretionary distributions of income or principal to or for the benefit of any Beneficiary for any purpose other than the health, education, maintenance or support of such Beneficiary in his or her accustomed standard of living;
               (ii) If the Trustee is legally obligated to educate and support a Beneficiary, to make discretionary distributions of income or principal to or for the benefit of the Beneficiary for his or her health, education, maintenance or support that would discharge, in whole or in part, the Trustee’s obligation to support and educate the Beneficiary;
               (iii) Subject to the provisions of Paragraph 2.3., to postpone or accelerate distributions of principal to a Beneficiary;
               (iv) To borrow, pledge, encumber, guarantee or lend to or for the benefit of a Beneficiary;
               (v) To determine the terms of sale, including the purchase price and conditions and timing of payment, with respect to any purchase, exchange or sale of property from, with or to a Beneficiary or any trust (including a trust established hereunder) as to which one or more of the Trustees is also a trustee and a beneficiary;

               (vi) To acquire insurance on the life of any person serving as Trustee, to exercise any option with respect to the acquisition of such insurance and to possess and exercise any and all incidents of ownership with respect to any such insurance; and
               (vii) To exercise any other power exercisable by the Independent Trustee under the terms of this document.
          3.13.b. No Trustee who is not an Independent Trustee (including any person serving as a Co-Trustee) may exercise or participate in the exercise of the foregoing powers vested in the Independent Trustee. If at any time no acting Trustee is an Independent Trustee, the first successor Trustee named or designated herein who would be an Independent Trustee shall serve as Independent Trustee for the sole purpose of exercising or not exercising the Independent Trustee’s powers. If no successor Trustee named or designated herein would be an Independent Trustee, the then serving Trustee shall appoint an Independent Trustee for the sole purpose of exercising or not exercising such powers. Such appointment shall be made in the manner provided in Paragraph 3.2.b. The provisions of this Article 3 shall apply to any person or corporation serving as Independent Trustee solely for such purpose; provided, however, that no Independent Trustee may delegate the powers granted such Independent Trustee by this Paragraph 3.13. except to another Independent Trustee.
          3.13.c. A person or corporation serving as Independent Trustee solely for the purpose of exercising one or more of the powers vested in the Independent Trustee shall have no responsibility for the administration and management of any other assets of the trust estate and shall receive reasonable compensation for his, her or its services.
ARTICLE 4
PAYMENT OF ESTATE AND GENERATION-SKIPPING TRANSFER TAXES
     4.1. Payment Of Estate Taxes Attributable To Trust Assets
          All estate, inheritance and similar death taxes (but not generation-skipping transfer taxes) attributable to the trust estate shall be paid by, charged to and recovered from the persons (including trusts) receiving taxable benefits under this document in accordance with the principles of California Probate Code §20110 and related sections, after giving effect to Code §2207A.
     4.2. Payment Of Generation-Skipping Transfer Taxes
          All generation-skipping transfer taxes attributable to a direct skip shall be paid by the Trustee out of and charged against the property constituting the transfer as provided in

Code §§2603(a)(3) and 2603(b). All generation-skipping transfer taxes attributable to a taxable distribution occurring with respect to any trust established hereunder shall be paid by the transferee thereof as provided in Code §§2603(a)(1) and 2603(b), and all generation-skipping transfer taxes attributable to a taxable termination occurring with respect to any trust established hereunder shall be paid by the Trustee and charged against the property constituting the transfer as provided in Code §§2603(a)(2) and 2603(b).
     4.3. Reserves
          The Trustee may establish such reserves and make such charges as the Trustee considers necessary for the payment of all taxes described in this Article 4.
ARTICLE 5
TRUST ADMINISTRATION
     5.1. Powers Of Trustee
          Subject to all of the limitations contained in Article 2 and elsewhere in this document, the Trustee is granted all powers necessary to carry out the terms of this document, including the following powers:
          5.1.a. To Employ Professional And Other Assistance
               To employ, reasonably compensate and grant discretionary authority to agents, managers, attorneys, accountants, brokers, investment counselors and others, even if they are associated with a Trustee. The Trustee shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, prepared by such persons as to matters which the Trustee reasonably believes to be within such person’s professional or expert competence and shall not be liable for losses resulting therefrom.
          5.1.b. To Pay Expenses
               To pay all reasonable expenses and taxes incurred in the administration of all trusts established hereunder, including such insurance as the Trustee deems advisable to protect the trust estate from damage or loss and to protect the Trustee from liability.
          5.1.c. To Receive And Retain Property
               To receive and retain any property at any time subject to this document, regardless of whether receipt or retention thereof violates sound diversification principles, or such property is under productive.

          5.1.d. To Hold Property
               To hold property in the name of the Trustee (with or without revealing fiduciary capacity), or in the name of a nominee, or in bearer form.
          5.1.e. To Operate A Business
               To hold and operate a business or an interest in a business at the risk of the trust estate and not at the risk of the Trustee, and to incorporate or dissolve such business or to operate it as a partnership, limited or general, or in any other form. To exercise all voting and management rights attendant to owning an interest in such a business, including the right to vote securities, give proxies and pay assessments; to participate in voting trusts, pooling arrangements, foreclosures, reorganizations, consolidations, mergers and liquidations; to deposit securities with and transfer title to any protective or other committee; and to exercise or sell stock subscription or conversion rights.
          5.1.f. To Manage And Control Property
               To manage, control, lease for terms within or beyond the duration of a trust created hereunder, grant options with respect to, partition, divide, improve, insure and repair any kind of property, real or personal.
          5.1.g. To Purchase And Sell
               To purchase, exchange or sell for cash or upon terms at public or private sale any kind of property, real or personal, including trust funds administered by the Trustee, stocks, bonds, futures contracts and other securities, puts, calls, straddles and other options of every kind, general and limited partnership interests and interests in other business ventures, whether or not an interest in any such property is already included in the trust estate. Any such purchase, exchange or sale may be made with any person, including any Beneficiary, any Trustee, Special Trustee or other fiduciary under this document or any estate or trust, including an estate or trust having as a beneficiary or fiduciary any Beneficiary or fiduciary hereunder; provided, however, that any property sold to any such Beneficiary, fiduciary, estate or trust is sold for adequate consideration. The Trustee may maintain brokerage accounts, including margin and commodity accounts, and in connection therewith borrow, pledge securities, make short sales and sell on margin or otherwise. If any security is purchased for a premium or at a discount, such premium or discount shall be amortized in a reasonable manner. The Trustee’s investment performance shall be evaluated in light of his, her or its overall investment performance and not in light of any isolated investment.

          5.1.h. To Create Restrictions
               To create restrictions, easements and servitudes; to litigate, arbitrate and compromise claims and actions; and to effect transactions among trusts established hereunder for fair market value, including sales, exchanges and loans.
          5.1.i. To Borrow And Lend
               To borrow and lend money and to encumber trust property by mortgage, deed of trust, pledge, or otherwise for the debts of the trust or the joint debts of the trust and any co-owner of the property in which the trust has an interest and in connection therewith to execute any mortgages, deeds of trust, pledges, guarantees or other loan or security documents reasonably attendant thereto. Any loan, guarantee, pledge or encumbrance may be for a period within or beyond the duration of the trust. The Trustee may lend money to, and/or encumber all or any of the assets thereof by mortgage, deed of trust, pledge, guarantee or otherwise to secure any indebtedness of any Beneficiary of said trust, irrespective of whether such mortgage, deed of trust, pledge, guarantee or otherwise is for the benefit of the trust or for the exclusive benefit of such Beneficiary.
          5.1.j. To Conduct Banking
               To deposit trust funds in accounts of any kind, with any bank, savings and loan association or similar institution, including a Trustee; to withdraw such funds; to designate in writing the persons, whether or not Trustees, who may conduct such activities; and such institutions may rely, without liability, on such designation.
          5.1.k. To Combine And Divide Trusts
               To combine two or more trusts having the same beneficiaries and Inclusion Ratios, provided they have substantially the same terms, as determined by the Trustee, into a single trust. The Trustee may also divide any trust established hereunder into two or more separate trusts of equal or unequal value but on the same terms and with the same beneficiaries for the purpose of creating an Exempt Trust and a Non-Exempt Trust or for any other purpose. Division of a trust shall be made according to the value of the assets of the trust at the time of the division. Whenever such division will result in the residual transfer of property after the satisfaction of a pecuniary payment, such pecuniary payment shall carry Appropriate Interest. If any provision of this document provides that property is to be added to a trust by reason of the partial or complete distribution or termination of another trust or otherwise, the Trustee may add property having an Inclusion Ratio of zero only to an Exempt Trust and the Trustee may add property having an Inclusion Ratio greater than zero only to a Non-Exempt Trust. If a trust with the appropriate Inclusion Ratio does not exist, the Trustee shall establish a new trust having the same terms, conditions and beneficiaries as the trust to which such property would otherwise have been added so that such property may be added to the new trust without changing the Inclusion Ratio of such property.
          5.1.l. To Distribute Assets
               To allocate or distribute trust assets, in cash or in kind or partly in each, including undivided interests, pro rata or non-pro rata, and for this purpose to sell trust assets. In making such allocation or distribution, the Trustee is not required to consider the income tax bases of such assets or the potential income tax consequences to the distributees. Property distributed in kind shall be selected and valued as required by the Code, Treasury Regulations and Rulings. Unless otherwise required by the Code, Treasury Regulations and Rulings, the Trustee shall value property distributed in kind at its value on the date or dates of distribution. Whenever the distribution of property would result in the residual transfer of property after the satisfaction of a pecuniary payment, such pecuniary payment shall carry Appropriate Interest.
          5.1.m. To Release Powers
               To release or restrict, by means of a written document, any power granted the Trustee. Unless otherwise specified by the releasing Trustee, any power released or restricted shall continue to exist and shall pass to all Trustees and successor Trustees other than the releasing Trustee.
          5.1.n. To Deal With Insurance
               To acquire by purchase, bequest, gift or in any other manner one or more policies insuring the life, health, or income of any Beneficiary or any person in whom any Beneficiary has an insurable interest, and to retain each policy as a part of any trust established hereunder, the benefits thereunder to be payable to such trust; and to exercise all options, benefits, rights and privileges of an owner thereof, including the right to borrow against and to pledge such insurance, to surrender it for its cash value, to name and change beneficiaries, to select and change settlement options, and to receive any benefits thereunder, all for the exclusive benefit of such trust.
               (i) The Trustee may but is not obligated to pay premiums for such life insurance or cause them to be paid by others and shall incur no liability if such premiums are not paid. If the Trustee has actual notice that any premium has not been paid when due or will not be paid when due, the Trustee may apply the cash value of such insurance to the purchase of paid-up insurance, borrow against such insurance for the payment of premiums, use other assets of the trust to pay such premiums, surrender such insurance or take such other action as the Trustee deems reasonable and appropriate under the circumstances.
               (ii) On receipt of proof of death of an insured, or on receipt of proof of the prior maturity of any policy, and on receiving possession of the policies, the Trustee shall use reasonable efforts to collect all sums payable on them, which sums on receipt shall be principal and any interest paid thereon by the insurer shall be income. The Trustee may maintain, defend, compromise, arbitrate or settle any suit or claim with respect to such insurance. However, the Trustee shall not be responsible for any acts or omissions of the insured in connection with any policy and shall not be required to prosecute any action to collect any insurance or to defend any action relating to any policy unless indemnified in a manner and amount satisfactory to the Trustee.
               (iii) Insurers shall have no obligation to inquire into the terms of this document or see to the application of the proceeds of any policy, and may rely without liability on a receipt, release or other document executed by the Trustee.
               (iv) If the trust estate includes insurance on the life of a Trustee, all other Trustees or, if there are none, the next successor Trustee shall exercise all incidents of ownership with respect to such insurance.
          5.1.o. To Allocate Income And Principal
               Except as otherwise provided herein, determination of what is principal and income shall be governed by the California Uniform Principal and Income Act from time to time existing. Any matter not provided for herein, or in the California Uniform Principal and Income Act, shall be determined by the Trustee. The Trustee shall not be required to establish any reserve for depreciation or to make any charge for depreciation against all or any portion of the income of the trust estate, including any income realized through use of any portion of the trust estate principal in the conduct of a business by the trust; but the Trustee may determine whether to establish such a reserve and, if so, to fund the same by appropriate charges against the income of the trust estate, such reserve and charges to be established on such assumptions and in such amounts as the Trustee may determine. In exercising the discretion conferred on the Trustee, the Trustee is required to consider that the Settlor’s desire is to benefit primarily the Income Beneficiaries.
          5.1.p. No Need To Make Adjustments
               The Trustee shall not be required to make adjustments in the rights of any Beneficiaries, or among the principal and income accounts, to compensate for the consequences of any tax decision or election that has had the effect, directly or indirectly, of preferring one Beneficiary or a group of Beneficiaries over others.
     5.2. Income And Expenses
          Income accrued on property distributed to a trust shall be treated as income. Income accrued at the termination of an interest in a trust shall retain its character as income and be administered as a part of the next succeeding interest. At the termination of an interest, the Trustee shall not apportion periodic payments of principal not then due but may prorate taxes and other expenses.
     5.3. Accounting For Separate Trusts
          If separate trusts are established hereunder, each trust shall constitute a separate and independent trust. The Trustee shall keep an account for each trust and may, but shall not be required to, segregate trust assets. Each trust established hereunder may be designated by the name of its Income Beneficiary and the date of its creation or by such other designation as Trustee deems appropriate.
     5.4. Delay In Distribution
          If any trust established hereunder is subject to the federal estate or generation-skipping transfer tax, the Trustee may delay distribution or division of such trust until after the alternate valuation date under Code §2032; provided, however, that all rights to income and principal established under other provisions of this document shall not be affected by such delay.
     5.5. Spendthrift Restrictions
          A Beneficiary or his or her Agent may disclaim or release his or her interest in principal or income, but no Beneficiary shall anticipate, assign, encumber, or subject to any creditor’s claim or to legal process any interest in principal or income before its actual receipt by any Beneficiary, except that a Beneficiary may assign the right to receive payment of any sum otherwise distributable to him or her under this document to a trust which is, during the Beneficiary’s lifetime, revocable by him or her. The beneficial and legal interests in this trust, its principal, and its income shall be free from interference or control of any Beneficiary’s creditor and shall not be subject to claims of any such creditor or liable to attachment, execution, bankruptcy or other process of law.
     5.6. No Attachment
          If a creditor obtains a writ of attachment, garnishment or like process against a Beneficiary, then, until its release, the Trustee shall pay to such Beneficiary only such sums as are necessary for his or her reasonable health, education and support according to his or her accustomed standard of living, and the remainder of his or her interest shall be accumulated.
     5.7. Accounting
          Except as provided in this Paragraph, California Probate Code §16064(a) shall apply, and the Trustee shall be under no obligation to render an annual accounting to the Beneficiaries of any trust established hereunder. Any Beneficiary of an irrevocable trust established hereunder may obtain information concerning, or compel an accounting for, that trust as provided by California Probate Code §16060 et seq. Any Trustee’s account may, at the Trustee’s option, either be settled pursuant to the foregoing provisions of the California Probate Code or by sending the account to all Beneficiaries of such trust, or their Agents, at their respective last known addresses by certified mail, return receipt requested. No guardian ad litem shall be required for any minor, unborn or unascertained Beneficiary. Unless written objections are received by the Trustee within one hundred and eighty (180) days of mailing such account, the account and all transactions set forth therein shall be deemed settled and approved.
     5.8. Receipts Upon Distribution
          As a condition precedent to the distribution of any part of the principal of a trust established hereunder to a Beneficiary entitled thereto, the Trustee may furnish such Beneficiary with an accounting of the acts and doings of the Trustee then acting hereunder or of any predecessor Trustee and may require such Beneficiary to deliver to the Trustee a receipt for the portion of the trust estate then paid to such Beneficiary together with a release and discharge of the Trustee from all liability for any act, investment, transaction or distribution of the Trustee shown on that accounting up to and including the date of such distribution. If any such Beneficiary, after being furnished with the foregoing accounting of the Trustee, refuses or neglects to furnish the Trustee with such receipt, release and discharge, then the Trustee, prior to making such distribution and at the expense of the appropriate trust(s), may submit its account or accounts to a Court of proper jurisdiction in order to obtain a decree absolving the Trustee from all further liability hereunder after the making of such distribution.
     5.9. Provisions Relating To S Stock
          5.9.a. If any irrevocable trust established hereunder, other than a charitable remainder trust under Code §664(d), holds stock in one or more S Corporations, the Settlor intends that such trust qualify as a Qualified Subchapter S Trust or as an Electing Small Business Trust under Code §1361. Notwithstanding any other provision of this document to the contrary, the Independent Trustee may, without application to any court, direct the reformation of any such irrevocable trust so that it satisfies the requirements of a Qualified Subchapter S Trust or an Electing Small Business Trust.
          5.9.b. If the irrevocable trust does not by its terms satisfy the requirements of a Qualified Subchapter S Trust but will be reformed to satisfy those requirements, then the Independent Trustee shall reform the trust subject to the following guidelines:
               (i) If the irrevocable trust contains both S Corporation stock and other assets, the Trustee shall divide the irrevocable trust into two trusts, one such trust funded with the S Corporation stock and the other such trust funded with the other assets, as provided in Paragraph 5.1.k., and the reformation shall apply only to the resulting trust funded with the S Corporation stock. Each resulting trust shall constitute a separate and independent trust. The trust funded with the S Corporation stock shall be administered in accordance with subparagraph (iii) below, and the other trust shall be administered in accordance with its terms.
               (ii) If the irrevocable trust has more than one Income Beneficiary, the Trustee shall divide the S Corporation stock into as many equal shares as there are Income Beneficiaries of the irrevocable trust. Each share shall constitute a separate and independent trust and shall be administered for one such Income Beneficiary in accordance with subparagraph (iii) below.
               (iii) The irrevocable trust may be reformed to require that:
                    (A) All of the income of such irrevocable trust is distributed at least quarterly to one individual who is a citizen or resident of the United States. If the individual is a minor, distribution shall be made to the minor’s natural guardian as custodian under the California Uniform Transfers to Minors Act.
                    (B) There is only one Income Beneficiary of such irrevocable trust.
                    (C) No distribution of principal of such irrevocable trust may be made to anyone other than such Income Beneficiary during such Income Beneficiary’s lifetime.
                    (D) The Income Beneficiary’s income interest ends on the earlier of the Income Beneficiary’s death or the irrevocable trust’s termination by its terms.

                    (E) If the irrevocable trust ends during the Income Beneficiary’s lifetime, the Trustee shall distribute all of the irrevocable trust’s assets to the Income Beneficiary, outright.
     5.10. Environmental Hazards And Compliance With Environmental Laws
          5.10.a. Authorization To Inspect Property Prior To Accepting Property Or Consenting To Serve As Trustee
               (i) Prior to accepting assets as part of the trust estate and prior to consenting to serve as a Trustee or Co-Trustee of any trust established hereunder, any person named or designated herein to so serve may take the following actions at the expense of the trust estate:
                    (A) To enter and inspect any existing or proposed asset of such trust (or of any partnership or corporation in which the trust holds an interest) for the purpose of determining the existence, location, nature, and magnitude of any past or present release or threatened release of any hazardous substance; and
                    (B) To review records of the currently serving Trustee or of the Settlor (or of any partnership or corporation in which the trust or the Settlor holds an interest) for the purpose of determining compliance with any federal, state or local environmental laws or regulations, including those records relating to permits, licenses, notices, reporting requirements, and governmental monitoring of hazardous waste.
               (ii) The right of the person named or designated to serve as Trustee to enter and inspect assets and records of a partnership or corporation under subparagraph (i) above shall be treated as equivalent to the right under state law of a partner or shareholder to inspect assets and records under similar circumstances.
               (iii) Acts performed under this Paragraph 5.9.a. by a person named or designated as Trustee shall not constitute consent to serve as a Trustee or Co-Trustee.
               (iv) If, upon any review of a trust’s assets under this Paragraph 5.9.a., the person named or designated to serve as Trustee discovers that an asset of the trust is contaminated with hazardous waste or otherwise not in compliance with any environmental law or regulation, he, she or it may decline to so serve solely as to such asset while consenting to so serve as to all other assets of the trust. Similarly, any currently acting Trustee or Co-Trustee may refuse to accept the transfer of any asset proposed to be transferred to the Trustee. If there is no person willing to serve as Trustee or Co-Trustee with respect to any asset in or proposed to be transferred to any trust, the court having jurisdiction over such trust shall appoint a receiver or special Trustee to hold and manage the rejected asset, pending its final disposition.
           5.10.b. Termination, Bifurcation Or Modification Of Trust Due To Environmental Liability
               (i) If any trust established hereunder holds one or more assets, either directly or through any corporation or partnership, the nature, condition, or operation of which is likely to give rise to liability under, or is an actual or threatened violation of any environmental law or regulation, the Trustee may take one or more of the following actions:
                    (A) Modify the trust provisions by granting the Trustee such additional powers as are required to protect the trust and its Beneficiaries from liability or damage relating to the actual or threatened violation of any such environmental law or regulation;
                    (B) Bifurcate the trust;
                    (C) Appoint a special Trustee to administer any such assets or business interests which fail to comply with or may give rise to liability under any environmental law and regulation; or
                    (D) Abandon such assets or business interests.
               (ii) With court approval, the Trustee may terminate the trust or partially or totally distribute its assets to its Beneficiaries.
               (iii) It is the Settlor’s intent that the Trustee have the widest possible discretion in identifying and responding to administration problems associated with the potential environmental liability of any trust or the Trustee, in order to protect the interests of such trust, the Trustee and the Beneficiaries of the trust.
          5.10.c. Trustee’s Powers Relating To Environmental Laws
               The Trustee may, on behalf of any trust established hereunder, take any action necessary or appropriate to prevent, abate, avoid or otherwise remedy any actual or threatened violation of any environmental law or regulation or any condition that may reasonably give rise to liability under any environmental law or regulation, including but not limited to performing investigations and audits and taking action considered a “response” under 42 U.S.C. §9601(25), relating to any asset which is or has been held as part of such trust.
          5.10.d. Indemnification Of Trustee For Environmental Expenses
               (i) The Trustee shall be entitled to be indemnified and reimbursed from any trust for any liabilities, losses, damages, penalties, costs or expenses incurred arising out of or relating to the actual or threatened violation of any environmental laws or regulations (hereinafter “environmental expenses”). Environmental expenses shall include, but not be limited to:
                    (A) Costs of investigation, removal, remediation, response, or other cleanup costs of contamination by hazardous substances, as defined under any environmental law or regulation;
                    (B) Legal fees and costs arising from any judicial, investigative or administrative proceeding relating to any environmental law or regulation;
                    (C) Civil or criminal fees, fines or penalties levied with respect to the violation of any environmental law or regulation; and
                    (D) Fees and costs payable to environmental consultants, engineers, or other experts, including legal counsel, relating to the identification, avoidance or prevention of or in any other manner related to any environmental law or regulation.
               (ii) This right to indemnification or reimbursement shall extend to environmental expenses relating to:
                    (A) Any real property or business enterprise which is or has at any time been owned or operated by the Trustee as part of any trust; and
                    (B) Any real property or business enterprise which is or has at any time been owned or operated by a corporation or partnership in which the Trustee holds or has held at any time an ownership or management interest as part of any trust.
               (iii) The Trustee need not expend his, her or its own funds in payment of environmental expenses; instead, environmental expenses may be paid directly from trust assets. Any environmental expenses paid directly by the Trustee shall be reimbursed from the trusts holding the assets giving rise to the environmental expenses. Pending reimbursement from such trusts, the Trustee shall have a primary lien against the assets of such trusts.
               (iv) Notwithstanding anything in this Paragraph 5.10.d. to the contrary, this right of indemnification or reimbursement shall not apply to any environmental expenses resulting from the Trustee’s negligence, intentional wrongdoing, bad faith or reckless disregard of fiduciary obligation.
          5.10.e. Indemnification Of Trustee For Environmental Expenses In Excess Of Trust Value
               If the assets of any trust are insufficient, or there is insufficient liquidity in any trust to satisfy the obligation of indemnification or reimbursement for environmental expenses provided in Paragraph 5.10.d., the Trustee shall notify the Settlor and the Beneficiaries thereof. If the assets giving rise to the environmental expenses were directly or indirectly transferred to the trust by the Settlor, then the Settlor shall within thirty (30) days thereafter indemnify or reimburse the Trustee for such environmental expenses. Each of the Beneficiaries of such trust shall within thirty (30) days thereafter indemnify or reimburse the Trustee for such environmental expenses to the extent not otherwise indemnified or reimbursed by the Settlor. Any indemnification under this Paragraph shall be in a form acceptable to the Trustee. Upon the death of the Settlor or of a Beneficiary prior to the indemnification or reimbursement of the Trustee as required under this Paragraph, the obligation of indemnification or reimbursement shall constitute a lien upon the property of the Settlor or Beneficiary and the Settlor’s or Beneficiary’s estate, as the case may be, and a legally enforceable debt of the Settlor or Beneficiary.
          5.10.f. Exoneration Of Trustee For Acts Relating To Environmental Law
               The Trustee shall not be liable to any Beneficiary or to any third party for any action or inaction relating to any environmental law or regulation, or for the payment of any environmental expenses; provided, however, that the Trustee shall be liable for any such action, inaction or payment which is a breach of trust or is committed negligently, in bad faith or with reckless or intentional disregard of the Trustee’s fiduciary obligations hereunder.
          5.10.g. Allocation Of Environmental Expenses And Receipts Between Income And Principal
               The Trustee may allocate all environmental expenses paid and all reimbursements or other funds received relating to environmental expenses between income and principal of the trust estate. In making such allocation, the Trustee shall consider the effect of such allocation upon income available for distribution, the value of trust principal, and the income tax treatment of such expenses and receipts. The Trustee may create a reserve for payment of anticipated environmental expenses.
     5.11. Limitations On Trustee’s Powers
          The Trustee’s powers are subject to the Trustee’s duty to treat income and remaindermen beneficiaries equitably, and the grant of general powers above is limited as follows:
          5.11.a. Neither the Trustee, the Settlor nor any Nonadverse Party to the Settlor shall have any power which enables the Settlor, her husband or any other person to purchase, exchange or otherwise deal with or dispose of the principal or income from any trust created hereunder for less than an adequate consideration in money or money’s worth.
          5.11.b. Neither the Trustee, the Settlor nor any Nonadverse Party to the Settlor shall have any power which enables the Settlor or her husband to borrow the principal or income of any trust created hereunder, directly or indirectly, without adequate interest or without adequate security.
          5.11.c. No person acting in a non-fiduciary capacity, including the Settlor, shall have the power to either vote or direct the voting of any stock or other securities constituting any portion of the trust estate or to direct investments or veto proposed investments hereunder.
          5.11.d. Income or principal of the trust estate shall not be used to discharge in whole or in part any person’s legal obligation, from time to time existing, under the laws of the state of their domicile, to support and educate any beneficiary under this document. When determining the legal obligation of any person (including any Trustee or the Settlor) to support and educate any beneficiary under this document, the existence of any trust and funds available to the beneficiary under such trust shall not be taken into consideration.
     5.12. Settlor’s Power To Substitute Assets Of Equivalent Value
          The Settlor shall have the power, exercisable in a non-fiduciary capacity, to reacquire any or all of the principal or income of any trust established hereunder by substituting other assets of equivalent value, until such time, as any, as the Settlor relinquishes the foregoing power in a writing delivered to the Trustee. This power shall be exercised by written notice to the Trustee, who shall promptly comply with the notice.

ARTICLE 6
DEFINITIONS
     As used in this document, the terms set forth below shall have the following meanings:
     6.1. Agent
          An individual’s “Agent” means (i) the individual’s attorney-in-fact acting under a durable power of attorney, to the extent such durable power of attorney specifically authorizes the exercise of a particular power, or (ii) the individual’s duly appointed conservator or guardian, to the extent such conservator or guardian gives notice to the Trustee and obtains approval for the exercise of such power from the Court which appointed the Agent as such conservator or guardian.
     6.2. Appropriate Interest
          “Appropriate interest” means interest payable at the statutory rate of interest set forth in California Probate Code §12001, beginning from the date specified in California Probate Code §12003 and continuing until the date of payment.
     6.3. Beneficiary
          “Beneficiary” means any person who may receive mandatory or discretionary distributions of income or principal hereunder.
     6.4. Charity
          “Charity” means an organization described in Code §§170(c), 2055(a) and 2522(a).
     6.5. Child, Grandchild And Issue
          “Child” includes (i) lawful blood descendants, (ii) persons legally adopted before attaining majority, whether born or adopted before or after the date of execution of this document, and (iii) illegitimate offspring provided that a parent-child relationship is determined to exist with the parent in question under the California Uniform Parentage Act in effect from time to time; provided, however, that if the parent in question is competent for more than one year (at any time) after an illegitimate offspring is born, such offspring shall be considered a child only if the parent has, for some period, had a normal parent-child relationship with such offspring. “Child” specifically excludes foster children and stepchildren. “Grandchild” refers to a child’s child. “Issue” includes a person’s lineal descendants, determined as provided in this Paragraph, of all generations.

     6.6. Code
          “Code” means the Internal Revenue Code of 1986.
     6.7. Education
          “Education” includes private elementary and secondary schooling, including instruction in music, art and other subjects conducted either before or after the regular school day, vocational training, college and postgraduate study, at an institution of the individual’s choice and payments for such education shall include tuition, books, supplies, tutors and reasonable travel and living expenses.
     6.8. Exempt Trust
          An “Exempt Trust” is a trust which has an Inclusion Ratio of zero for purposes of the generation-skipping transfer tax.
     6.9. Income Beneficiary
          “Income Beneficiary” means any person entitled, at the time such person’s status is to be determined, to mandatory or discretionary distributions of income hereunder.
     6.10. Independent Trustee
          “Independent Trustee” means a Trustee who is neither (i) a Beneficiary of any trust established under this document, (ii) a person who has transferred or joined in the transfer of property to such trust, nor (iii) a Related or Subordinate Party to any person described in clauses (i) or (ii) above. If a General Power of Appointment held by a Beneficiary of a trust may only be exercised with the consent of the Independent Trustee, the term “Independent Trustee” also means a person who does not have a substantial interest in the property subject to the power which is adverse to the exercise of the power in favor of the Beneficiary, his or her estate, his or her creditors or the creditors of his or her estate.
     6.11. May
          “May” is discretionary. Unless the discretion is made absolute, the Trustee must act reasonably and not in bad faith. If the discretion is made absolute, the Trustee must not act in bad faith.
     6.12. Non-Exempt Trust
          A “Non-Exempt Trust” is a trust which has an Inclusion Ratio of greater than zero for purposes of the generation-skipping transfer tax.

6.13.	Pay To

“Pay to” includes applications of benefits for a Beneficiary and payments to a Beneficiary’s Agent. If the Trustee is directed to pay all of the net income of a trust to an Income Beneficiary, such payments or applications shall be in monthly or other convenient installments, but not less frequently than quarterly. If the Trustee is granted the discretion to distribute income and/or principal to a Beneficiary, the Trustee shall take into consideration (i) the income, estate, generation-skipping transfer, excise and other tax consequences to the trust and to the Beneficiary from making or not making the distribution and (ii) the Beneficiary’s other income and resources to the extent that they are reasonably available to be used by the Beneficiary for the purposes for which such discretionary distribution is authorized. If the Beneficiary is also a Beneficiary of one or more other trusts, whether administered under this document or otherwise, the Trustee shall consult with the trustee of said other trust or trusts in determining whether to distribute income and/or principal to such Beneficiary; in such consultation, the Trustee shall take into account the income, estate, generation-skipping transfer, excise and other tax consequences to such other trust and to the Beneficiary from making or not making the distribution from such other trust. The discretion to distribute income and/or principal for the support of a Beneficiary in accordance with his or her accustomed standard of living includes, but is not limited to, the right to distribute income and/or principal to assist the Beneficiary in purchasing, improving, repairing and remodeling a principal residence and/or vacation home or entering into, purchasing or engaging in a trade or business. The Trustee may budget the estimated annual income and expenses of any trust created herein in such manner as to equalize, as far as practicable, periodic income payments to beneficiaries of such trust where such equalization appears advisable.
     6.14. Qualified Annuity Interest
          A “Qualified Annuity Interest” shall have the meaning ascribed to it in Treasury Regulation §25.2702-3, as supplemented by any revenue rulings, revenue procedures, notices or other administrative pronouncements by the Internal Revenue Service, whether now in effect or subsequently issued.
     6.15. Right Of Representation
          Distribution of property to or division of property among the issue of a person by “right of representation” means to divide the property into as many equal shares as there are living children of such person, if any, and deceased children of such person who leave issue then living. Each living child of such person shall be allocated one share, and the share of each deceased child who leaves issue then living shall be allocated in the same manner.

     6.16. Shall
          “Shall” is mandatory.
     6.17. Tax Terminology
          If used in this document, the following terms shall have the meanings set forth or determined in accordance with the Code: “Adjusted Gross Estate,” “Adjusted Taxable Gifts,” “Direct Skip,” “General Power of Appointment,” “Gross Estate,” “Inclusion Ratio,” “Income in Respect of a Decedent,” “Maximum Federal Estate Tax Rate,” “Nonadverse Party,” “Related or Subordinate Party,” “S Corporation,” “Taxable Estate” and “Tentative Tax.”
     6.18. Value
          “Value” means fair market value as defined in Treasury Regulation §20.2031-1(b).
ARTICLE 7

MISCELLANEOUS PROVISIONS
     7.1. Captions
          Article numbers, the division of this document into articles and the use of captions are for convenience only and are not to be considered in the construction and interpretation of this document.
     7.2. Partial Invalidity
          If any provision of this document is unenforceable, the remaining provisions shall, nevertheless, be carried into effect.
     7.3. Rules Of Construction And Change Of Situs
          The validity, construction and all rights under this document are governed by the internal law (and not the law of conflicts) of the State of California; provided, however, that all matters pertaining to the Trustee’s administration of real property shall be governed by the laws of the situs of such real property, including such state’s conflict of law principles, and the interest of any Settlor in such real property shall continue to be real property and shall not be deemed to have been converted into personal property. This Paragraph shall apply regardless of any change of residence of any Trustee or any Beneficiary, or the appointment or substitution of a Trustee residing in another state. The Trustee may, with the consent of a majority in percentage interest of all Income Beneficiaries of any trust or their Agents, change the situs of such trust and elect to have such trust be governed by the laws of another state.

     7.4. Interpretation
          The masculine, feminine or neuter and the singular and plural shall include the others as appropriate. Unless otherwise specified to the contrary, reference to a particular section of any code, statute or regulation includes any successor thereto and amendment thereof.
     7.5. Intentional Omission
          The Settlor has intentionally omitted to provide in this document for any person or persons not mentioned herein who, if the Settlor had died intestate, would be entitled to share in her estate as an heir at law or otherwise.
     Executed on September ___, 2009, at Manhattan Beach, California.

/s/ M. SUSAN GREENBERG	/s/ GIL N. SCHWARTZBERG
M. SUSAN GREENBERG, SETTLOR	GIL N. SCHWARTZBERG,
TRUSTEE

NOTARIAL ACKNOWLEDGMENTS

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)
On September 14, 2009, before me, Rebecca M. Hugh, Notary Public, (here insert name and title of the officer) personally appeared M. SUSAN GREENBERG, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature /s/ Rebecca M. Hugh                                                                 (Seal)

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)
On September ___, 2009, before me,                                                                                  , Notary Public, (here insert name and title of the officer) personally appeared GIL N. SCHWARTZBERG, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature                                                                                                     (Seal)

EXHIBIT A
LIST OF ASSETS INITIALLY
FUNDING TRUST
2.5 million Class B Shares of Skechers USA, Inc.

EXHIBIT A

THE M. SUSAN GREENBERG 2009 ANNUITY TRUST

(continued)

-ii-

(continued)

-iii-